Exhibit 10.7

EXECUTION VERSION

FIFTH AMENDED AND RESTATED
SECURITY AGREEMENT
    THIS FIFTH AMENDED AND RESTATED SECURITY AGREEMENT (this “Security Agreement”) is made and entered into as of April 14, 2021 by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company” and a “Grantor”), EACH OF THE UNDERSIGNED SUBSIDIARIES OF THE COMPANY IDENTIFIED ON THE SIGNATURE PAGES HERETO AS A “SUBSIDIARY GRANTOR” AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT WHICH IDENTIFIES SUCH PERSON AS A “SUBSIDIARY GRANTOR” (each a “Subsidiary Guarantor” and a “Subsidiary Grantor”, and collectively with the Company, the “Grantors” and each a “Grantor”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) now or hereafter party to the Credit Agreement defined below (collectively with the Administrative Agent, and certain other Persons parties to Related Swap Contracts and Secured Cash Management Arrangements as more particularly described in Section 21 hereof, the “Secured Parties”). All capitalized terms used but not otherwise defined herein or pursuant to Section 1 hereof shall have the respective meanings assigned thereto in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company, the lenders party thereto (the “Existing Revolving Lenders”) and the Administrative Agent entered into that certain Fourth Amended and Restated Credit Agreement, dated as of November 30, 2016 (as amended, supplemented or otherwise modified prior to (but excluding) the date hereof, the “Existing Revolving Credit Agreement”), pursuant to which certain of the Existing Revolving Lenders agreed to make a revolving credit facility available to the Company in accordance with the terms thereof;

WHEREAS, the Company, certain Subsidiaries of the Company, as New Vehicle Borrowers (the “Existing New Vehicle Borrowers”), the Company and certain Subsidiaries of the Company, as Used Vehicle Borrowers party thereto (the “Existing Used Vehicle Borrowers”), the lenders party thereto (the “Existing Floorplan Lenders”) and Bank of America, N.A., as floorplan administrative agent entered into that certain Third Amended and Restated Syndicated New and Used Vehicle Floorplan Credit Agreement, dated as of November 30, 2016 (as amended, supplemented or otherwise modified prior to (but excluding) the date hereof, the “Existing Floorplan Credit Agreement” and, together with the Existing Revolving Credit Agreement, the “Existing Credit Agreements”), pursuant to which the Existing Floorplan Lenders agreed to make a revolving new vehicle floorplan facility and a revolving used vehicle floorplan facility available to the Existing New Vehicle Borrowers and the Existing Used Vehicle Borrowers in accordance with the terms thereof;

WHEREAS, the Company and certain Subsidiaries of the Company (the “Existing Grantors”) entered into that certain Fourth Amended and Restated Security Agreement dated as of November 30, 2016 (as amended, supplemented or otherwise modified prior to (but excluding) the date hereof, the “Existing Security Agreement”), pursuant to which the Existing Grantors have secured their obligations arising under the Existing Credit Agreements; and

WHEREAS, the Company has requested that the Lenders amend, restate and consolidate the Existing Credit Agreements in order to (i) continue to provide a revolving credit facility and floorplan credit facility, (ii) extend the maturity thereof and (iii) make certain other amendments to the Existing Credit Agreements on the terms and conditions set forth in that certain Fifth Amended, Restated and Consolidated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, certain Subsidiaries of the Company, the Administrative Agent and the Lenders; and

WHEREAS, the Borrowers, the Administrative Agent and the Lenders have agreed to enter into the Credit Agreement, subject to, among other things, a condition that the parties amend and restate the Existing Security Agreement as provided herein; and

WHEREAS, as collateral security for payment and performance of the Obligations, the Company and each Subsidiary Guarantor is willing to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in certain of its personal property and assets pursuant to the terms of this Security Agreement; and

WHEREAS, the Company and each Subsidiary Grantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Credit Agreement; and

WHEREAS, each Subsidiary Guarantor is a party (as signatory or by joinder) to the Subsidiary Guaranty pursuant to which such Subsidiary Guarantor guarantees the Obligations of the other Loan Parties; and

WHEREAS, the Secured Parties are unwilling to enter into the Loan Documents unless the Company and the Subsidiary Guarantors enter into this Security Agreement; and

NOW, THEREFORE, in order to induce (i) the Lenders to enter into the Credit Agreement and (ii) the Secured Parties to make available to the Company or maintain the credit facilities provided for in the Credit Agreement, the parties hereto agree that the Existing Security Agreement is hereby amended and restated in this Security Agreement as follows:
1.    Certain Definitions. Terms used in this Security Agreement, not otherwise expressly defined herein or in the Credit Agreement, and for which meanings are provided in the Uniform Commercial Code of the State of North Carolina (the “UCC”), shall have such meanings. In addition, for purposes of this Security Agreement, the following terms have the following definitions:

“Collateral” has the meaning specified in Section 2(b).
“Lenders” shall have the meaning set forth in the preamble hereto.
“Qualifying Control Agreement” shall have the meaning set forth on Schedule 1 hereto.

“Secured Obligations” means:

(a)     as to the Company, (i) all of its Obligations arising under the Credit Agreement, (ii) its Guarantor’s Obligations (as defined in the Company Guaranty Agreement), and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Security Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party;
(b)     as to each Grantor (other than the Company), (i) all of its Obligations arising under the Credit Agreement, (ii) its Guarantor’s Obligations (as defined in the Subsidiary Guaranty), and (iii) the payment and performance of its other obligations and liabilities (whether now existing or hereafter arising) under any of the other Loan Documents (including this Security Agreement) to which it is now or hereafter becomes a party and any Secured Cash Management Agreements and Secured Hedge Agreements to which any Loan Party is now or hereafter becomes a party; and

provided, that the Secured Obligations of a Grantor shall exclude any Excluded Swap Obligations with respect to such Grantor.
“Secured Parties” has the meaning specified in the preamble hereto.

“Subsidiary Grantors” has the meaning specified in the preamble hereto.

“Subsidiary Guarantors” has the meaning specified in the preamble hereto.
“SRE” means any Subsidiary Grantor whose sole business activity is the ownership and leasing of real property and businesses substantially related or incidental thereto (each an “SRE”).

    2.    Grant of Security Interest.

(a)     As collateral security for the payment, performance and satisfaction of such Grantor’s respective Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing first priority security interest in and to, and collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties, all of the personal property and trade fixtures of such Grantor or in which such Grantor has or may have or acquire an interest or the power to transfer rights therein, whether now owned or existing or hereafter created, acquired or arising and wheresoever located, including the Collateral (as defined below)

(b)    All of the property and interests in property described in subsections (i) through (xv) below are herein referred to as the “Collateral”:

(i)All accounts, and including accounts receivable, contracts, bills, acceptances, choses in action, and other forms of monetary obligations at any time owing to such Grantor arising out of property sold, leased, licensed, assigned or otherwise disposed of, or for services rendered or to be rendered by such Grantor, and all of such Grantor’s rights to payment of money from any Secured Party under any Swap Contract to the extent permitted under any such Swap Contract and all of such Grantor’s rights with respect to any property represented thereby, whether or not delivered, property returned by customers and all rights as an unpaid vendor or lienor, including rights of stoppage in transit and of recovering possession by proceedings including replevin and reclamation (collectively referred to hereinafter as “Accounts”);

(ii)All new and used vehicle inventory (including all inventory consisting of new or used automobiles or trucks with a gross vehicle weight of less than 16,000 pounds) in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account (all of the foregoing, collectively referred to hereinafter as “Vehicle Inventory”);

(iii)All other inventory, including all goods manufactured or acquired for sale or lease, and any piece goods, raw materials, work in process and finished merchandise, component materials, and all supplies, goods, incidentals, office supplies, packaging materials and any and all items used or consumed in the operation of the business of such Grantor or which may contribute to the finished product or to the sale, promotion and shipment thereof, in which such Grantor now or at any time hereafter may have an interest, whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of such Grantor or is held by such Grantor or by others for such Grantor’s account, (together with the Vehicle Inventory, collectively referred to hereinafter as “Inventory”);

(iv)All goods, including all machinery, equipment, motor vehicles, parts, supplies, apparatus, appliances, tools, patterns, molds, dies, blueprints, fittings, furniture, furnishings, trade fixtures and articles of tangible personal property of every description, and all computer programs embedded in any of the foregoing and all supporting information relating to such computer programs (collectively referred to hereinafter as “Equipment”);

(v)Any right of such Grantor in (i) contracts in transit relating to any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor), (ii) any written or oral agreement of any finance company or other Person to provide financing for, or to pay all or any portion of the purchase price of any Vehicle Inventory (including any Vehicle Inventory that has been sold, leased or otherwise disposed of by such Grantor) or (iii) any amount to be received under such contracts or agreements (collectively referred to hereinafter as “Contracts In Transit”);

(vi)All other general intangibles, including all rights now or hereafter accruing to such Grantor under contracts, leases, agreements or other instruments, including all contracts or contract rights to perform or receive services, to purchase or sell goods (including the Vehicle Inventory) or to hold or use land or facilities, and to enforce all rights thereunder, all causes of action, corporate or business records, inventions, patents and patent rights, rights in mask works, designs, trade names and trademarks and all goodwill associated therewith, trade secrets, trade processes, copyrights, licenses, permits, franchises, customer lists, computer programs and software, all internet domain names and registration rights thereto, all internet websites and the content thereof, all payment intangibles, all claims under guaranties, tax refund claims, all rights and claims against carriers and shippers, leases, all claims under insurance policies, all interests in general and limited partnerships, limited liability companies, and other Persons not constituting Investment Property (as defined below), all rights to indemnification and all other intangible personal property and intellectual property of every kind and nature, (together with the Contracts-In-Transit, collectively referred to hereinafter as “General Intangibles”);

(vii)All deposit accounts, including demand, time, savings, passbook, or other similar accounts maintained with any bank by or for the benefit of such Grantor (collectively referred to hereinafter as “Deposit Accounts”);

(viii)All chattel paper, including tangible chattel paper, electronic chattel paper, or any hybrid thereof (collectively referred to hereinafter as “Chattel Paper”);

(ix)All investment property, including all securities, security entitlements, securities accounts, commodity contracts and commodity accounts of or maintained for the benefit of such Grantor, but excluding (A) Pledged Interests subject to any Pledge Agreement, and (B) the other property excluded by the last sentence of this Section 2 (collectively referred to hereinafter as “Investment Property”);

(x)All instruments, including all promissory notes (collectively referred to hereinafter as “Instruments”);

(xi)All documents, including manufacturer statements of origin, certificates or origin, and certificates of title or ownership relating to any Vehicle Inventory, warehouse receipts, bills of lading and other documents of title (collectively referred to hereinafter as “Documents”);

(xii)All rights to payment or performance under letters of credit including rights to proceeds of letters of credit (“Letter-of-Credit Rights”), and all guaranties, endorsements, Liens, other Guarantee obligations or supporting obligations of any Person securing or supporting the payment, performance, value or liquidation of any of the foregoing (collectively, with Letter-of-Credit Rights, referred to hereinafter as “Supporting Obligations”);

(xiii)The commercial tort claims identified on Schedule 9(i) hereto, as such Schedule may be supplemented from time to time in accordance with the terms hereof (collectively referred to hereinafter as “Commercial Tort Claims”);

(xiv)All books and records relating to any of the forgoing (including customer data, credit files, ledgers, computer programs, printouts, and other computer materials and records (and all media on which such data, files, programs, materials and records are or may be stored)); and

(xv)All proceeds, products and replacements of, accessions to, and substitutions for, any of the foregoing, including without limitation, proceeds of insurance policies insuring any of the foregoing.

Notwithstanding the foregoing, the grant of a security interest and collateral assignment under this Section 2 shall not extend to (A) any Franchise Agreement, Framework Agreement or similar manufacturer agreement to the extent that any such Franchise Agreement, Framework Agreement or similar manufacturer agreement is not assignable or capable of being encumbered as a matter of law or by the terms applicable thereto (unless any such restriction on assignment or encumbrance is ineffective under the UCC or other applicable law), without the consent of the applicable party thereto, (B) the “Restricted Equity Interests” as such term is defined in that certain Fifth Amended and Restated Escrow and Security Agreement dated as of even date among the Administrative Agent, the Company and the other Grantors from time to time party thereto to the extent that applicable law or terms of the applicable Franchise Agreement, Framework Agreement or similar manufacturer agreement would prohibit the pledge or encumbrance thereof (except, in the case of the Collateral, to the extent that any such restriction on assignment or encumbrance would be ineffective under the UCC or other applicable law), without the consent of the applicable party thereto, or (C) the interests of any SRE in any Permitted Real Estate Indebtedness Collateral.
    3.     Perfection. As of the date of execution of this Security Agreement or a Joinder Agreement by each Grantor, as applicable (with respect to each Grantor, its “Applicable Date”), or prior thereto, such Grantor shall have:

    (a)    furnished the Administrative Agent with duly authorized financing statements in form, number and substance suitable for filing, sufficient under applicable law, and satisfactory to the Administrative Agent in order that upon the filing of the same the Administrative Agent, for the benefit of the Secured Parties, shall have a duly perfected security interest in all Collateral in which a security interest can be perfected by the filing of financing statements;

    (b)    to the extent the Administrative Agent may request, made commercially reasonable efforts to obtain and deliver to the Administrative Agent with properly executed Qualifying

Control Agreements, issuer acknowledgments of the Administrative Agent’s interest in Letter-of-Credit Rights, and, to the extent expressly required by the Credit Agreement, evidence of the placement of a restrictive legend on tangible chattel paper (and the tangible components of electronic Chattel Paper), and, to the extent expressly required by the Credit Agreement, taken appropriate action acceptable to the Administrative Agent sufficient to establish the Administrative Agent’s control of electronic Chattel Paper (and the electronic components of hybrid Chattel Paper), as appropriate, with respect to Collateral in which either (i) a security interest can be perfected only by control or such restrictive legending, or (ii) a security interest perfected by control or accompanied by such restrictive legending shall have priority as against a lien creditor, a purchaser of such Collateral from the applicable Grantor, or a security interest perfected by Persons not having control or not accompanied by such restrictive legending, in each case in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by control; and

(c)    to the extent the Administrative Agent may request, made commercially reasonable efforts to deliver to the Administrative Agent or, if the Administrative Agent shall specifically consent in each instance, an agent or bailee of the Administrative Agent who has acknowledged such status in a properly executed Qualifying Control Agreement possession of all Collateral with respect to which either a security interest can be perfected only by possession or a security interest perfected by possession shall have priority as against Persons not having possession, and including in the case of Instruments, Documents, and Investment Property in the form of certificated securities, duly executed endorsements or stock powers in blank, as the case may be, affixed thereto in form and substance acceptable to the Administrative Agent and sufficient under applicable law so that the Administrative Agent, for the benefit of the Secured Parties, shall have a security interest in all such Collateral perfected by possession;

with the effect that the Liens conferred in favor of the Administrative Agent shall be and remain duly perfected and of first priority, subject only, to the extent applicable, to Liens allowed to exist under Section 7.01 of the Credit Agreement (“Permitted Liens”) and allowed to have priority under Section 7.01 of the Credit Agreement. All financing statements (including all amendments thereto and continuations thereof), control agreements, certificates, acknowledgments, stock powers and other documents, electronic identification, restrictive legends, and instruments furnished in connection with the creation, enforcement, protection, perfection or priority of the Administrative Agent’s security interest in Collateral, including such items as are described above in this Section 3, are sometimes referred to herein as “Perfection Documents”. The delivery of possession of items of or evidencing Collateral, causing other Persons to execute and deliver Perfection Documents as appropriate, the filing or recordation of Perfection Documents, the establishment of control over items of Collateral, and the taking of such other actions as may be necessary or advisable in the determination of the Administrative Agent to create, enforce, protect, perfect, or establish or maintain the priority of, the security interest of the Administrative Agent for the benefit of the Secured Parties in the Collateral is sometimes referred to herein as “Perfection Action”.

    4.    Maintenance of Security Interest; Further Assurances.

(a)    Each Grantor will from time to time at its own expense, deliver specific assignments of Collateral or such other Perfection Documents, and take such other or additional Perfection Action, as may be required by the terms of the Loan Documents or as the Administrative Agent may reasonably request in connection with the administration or enforcement of this Security Agreement or related to the Collateral or any part thereof in order to carry out the terms of this Security Agreement, to perfect, protect, maintain the priority of or enforce the Administrative Agent’s security interest in the Collateral, subject only to Permitted Liens, or otherwise to better assure and confirm unto the Administrative Agent its rights, powers and remedies for the benefit of the Secured Parties hereunder. Without limiting the foregoing, each Grantor hereby irrevocably authorizes the Administrative Agent to file (with, or to the extent permitted by applicable law, without the signature of the Grantor appearing thereon) financing statements (including amendments thereto and initial financing statements in lieu of continuation statements) or other Perfection Documents (including copies thereof) showing such Grantor as “debtor” at such time or times and in all filing offices as the Administrative Agent may from time to time determine to be necessary or advisable to perfect or protect the rights of the Administrative Agent and the Secured Parties hereunder, or otherwise to give effect to the transactions herein contemplated, any of which Perfection Documents may describe the Collateral as or including all assets of the Grantor. Each Grantor hereby irrevocably ratifies and acknowledges the Administrative Agent’s authority to have effected filings of Perfection Documents made by the Administrative Agent prior to its Applicable Date.

(b)    With respect to any and all Collateral, each Grantor agrees to do and cause to be done all things necessary to perfect, maintain the priority of and keep in full force the security interest granted in favor of the Administrative Agent for the benefit of the Secured Parties, including, but not limited to, the prompt payment upon demand therefor by the Administrative Agent of all fees and expenses (including documentary stamp, excise or intangibles taxes) incurred in connection with the preparation, delivery, or filing of any Perfection Document or the taking of any Perfection Action to perfect, protect or enforce a security interest in Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Permitted Liens. All amounts not so paid when due shall constitute additional Secured Obligations and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(c)    Each Grantor agrees to maintain among its books and records appropriate notations or evidence of, and to make or cause to be made appropriate disclosure upon its financial statements of, the security interest granted hereunder to the Administrative Agent for the benefit of the Secured Parties.

(d)    Each Grantor agrees that, in the event any proceeds (other than goods) of Collateral shall be or become commingled with other property not constituting Collateral, then such proceeds may, to the extent permitted by law, be identified by application of the lowest intermediate balance rule to such commingled property.

    5.    Receipt of Payment. In the event an Event of Default shall occur and be continuing and a Grantor (or any of its Affiliates, subsidiaries, stockholders, directors, officers, employees or agents) shall receive any proceeds of Collateral, including without limitation monies, checks, notes, drafts or any other items of payment, each Grantor shall hold all such items of payment in trust for the Administrative Agent for the benefit of the Secured Parties, and as the property of the Administrative Agent for the benefit of the Secured Parties, separate from the funds and other property of such Grantor, and no later than the first Business Day following the receipt thereof, at the election of the Administrative Agent, such Grantor shall cause such Collateral to be forwarded to the Administrative Agent for its custody, possession and disposition on behalf of the Secured Parties in accordance with the terms hereof and of the other Loan Documents.

    6.    Preservation and Protection of Collateral.

(a)    The Administrative Agent shall be under no duty or liability with respect to the collection, protection or preservation of the Collateral, or otherwise. Each Grantor shall be responsible for the safekeeping of its Collateral, and in no event shall the Administrative Agent have any responsibility for (i) any loss or damage thereto or destruction thereof occurring or arising in any manner or fashion from any cause, (ii) any diminution in the value thereof, or (iii) any act or default of any carrier, warehouseman, bailee or forwarding agency thereof or other Person in any way dealing with or handling such Collateral.

(b)    Each Grantor shall keep and maintain its tangible personal property Collateral in good operating condition and repair, ordinary wear and tear excepted. No Grantor shall permit any such items having an aggregate value in excess of $1,000,000 to become a fixture to real property (unless such Grantor has granted the Administrative Agent for the benefit of the Secured Parties a Lien on such real property having a priority acceptable to the Administrative Agent or the Grantor has excluded such fixtures from the Revolving Borrowing Base) or accessions to other personal property.

(c)    Each Grantor agrees (i) to pay prior to delinquency all taxes, charges and assessments against the Collateral in which it has any interest, unless being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves have been established in accordance with GAAP applied on a basis consistent with the application of GAAP in the Audited Financial Statements and evidenced to the satisfaction of the Administrative Agent and provided that all enforcement proceedings in the nature of levy or foreclosure are effectively stayed, and (ii) to cause to be terminated and released all Liens (other than Permitted Liens) on the Collateral. Upon the failure of any Grantor to so pay or contest such taxes, charges, or assessments, or cause such Liens to be terminated, the Administrative Agent at its option may pay or contest any of them or amounts relating thereto (the Administrative Agent having the sole right to determine the legality or validity and the amount necessary to discharge such taxes, charges, Liens or assessments) but shall not have any obligation to make any such payment or contest. All sums so disbursed by the Administrative Agent, including fees, charges and disbursements of counsel (“Attorney Costs”), court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

    7.    Status of Grantors and Collateral Generally. Each Grantor represents and warrants to, and covenants with, the Administrative Agent for the benefit of the Secured Parties, with respect to itself and the Collateral as to which it has or acquires any interest, that:

(a)    It is at its Applicable Date (or as to Collateral acquired after its Applicable Date will be upon the acquisition of the same) and, except as permitted by the Credit Agreement and subsection (b) of this Section 7, will continue to be, the owner of the Collateral, free and clear of all Liens, other than the security interest hereunder in favor of the Administrative Agent for the benefit of the Secured Parties and Permitted Liens, and that it will at its own cost and expense defend such Collateral and any products and proceeds thereof against all claims and demands of all Persons (other than holders of Permitted Liens) to the extent of their claims permitted under the Credit Agreement at any time claiming the same or any interest therein adverse to the Secured Parties. Upon the failure of any Grantor to so defend, the Administrative Agent may do so at its option but shall not have any obligation to do so. All sums so disbursed by the Administrative Agent, including reasonable Attorney Costs, court costs, expenses and other charges related thereto, shall be payable on demand by the applicable Grantor to the Administrative Agent and shall be additional Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(b)    It shall not (i) sell, assign, transfer, lease, license or otherwise dispose of any of, or grant any option with respect to, the Collateral, except for Dispositions permitted under the Credit Agreement, (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral except for the security interests created by this Security Agreement and Permitted Liens, or (iii) take any other action in connection with any of the Collateral that would materially impair the value of the interest or rights of such Grantor in the Collateral taken as a whole or that would materially impair the interest or rights of the Administrative Agent for the benefit of the Secured Parties.

(c)    It has full power, legal right and lawful authority to enter into this Security Agreement (and any Joinder Agreement applicable to it) and to perform its terms, including the grant of the security interests in the Collateral herein provided for.

(d)    No authorization, consent, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person which has not been given or obtained, as the case may be, is required either (i) for the grant by such Grantor of the security interests granted hereby or for the execution, delivery or performance of this Security Agreement (or any Joinder Agreement) by such Grantor, or (ii) for the perfection of or the exercise by the Administrative Agent, on behalf of the Secured Parties, of its rights and remedies hereunder, except for action required by the Uniform Commercial Code to perfect and exercise remedies with respect to the security interest conferred hereunder.

(e)    No effective financing statement or other Perfection Document similar in effect, nor any other Perfection Action, covering all or any part of the Collateral purported to be granted or taken by or on behalf of such Grantor (or by or on behalf of any other Person and which remains effective as against all or any part of the Collateral) has been filed in any recording office, delivered to another Person for filing (whether upon the occurrence of a contingency or otherwise), or otherwise taken, as the case may be, except such as pertain to Permitted Liens and such as may have been filed for the benefit of, delivered to, or taken in favor of, the Administrative Agent for the benefit of the Secured Parties in connection with the security interests conferred hereunder.

(f)    Schedule 7(f) attached hereto contains true and complete information as to each of the following: (i) the exact legal name of each Grantor as it appears in its Organization Documents as of its Applicable Date and at any time during the five (5) year period ending as of its Applicable Date (the “Covered Period”), (ii) the jurisdiction of formation and form of organization of each Grantor, and the identification number of such Grantor in its jurisdiction of formation (if any), (iii) each address of the chief executive office of each Grantor as of its Applicable Date and at any time during the Covered Period, (iv) all trade names or trade styles used by such Grantor as of its Applicable Date and at any time during the Covered Period, (v) the address of each location of such Grantor at which any tangible personal property Collateral (including Account Records and Account Documents) is located at its Applicable Date or has been located at any time during the Covered Period, (vi) with respect to each location described in clause (v) that is not owned beneficially and of record by such Grantor, the name and address of the owner thereof; and (vii) the name of each Person other than such Grantor and (upon request of the Administrative Agent) the address of such Person at which any tangible personal property Collateral of such Grantor is held under any warehouse, consignment, bailment or other arrangement as of its Applicable Date. No Grantor shall change its name, change its jurisdiction of formation (whether by reincorporation, merger or otherwise), change the location of its chief executive office, or utilize any additional location where tangible personal property Collateral (including Account Records and Account Documents) may be located, except in each case upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

(g)    No Grantor shall engage in any consignment transaction in respect of any of the Collateral, whether as consignee or consignor.

(h)    No Grantor shall cause, suffer or permit any of the tangible personal property Collateral (i) to be evidenced by any document of title (except for shipping documents as necessary or customary to effect the receipt of such Collateral or the delivery of such Collateral to such Grantor or to customers, in each case in the ordinary course of business, and motor vehicle certificates of title) or (ii) to be in the possession, custody or control of any warehouseman or other bailee (except pursuant to Section 6.13 of the Credit Agreement) unless (x) such location and Person are set forth on Schedule 7(f) or the Administrative Agent shall have received not less than thirty (30) days’ prior written notice of each such transaction, (y) the Administrative Agent shall have received, upon its request, a duly executed Qualifying Control Agreement from such warehouseman or bailee, and (z) the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

(i)    No tangible personal property Collateral is or shall be located at any location that is leased by such Grantor from any other Person, unless (x) such location and lessor is set forth on Schedule 6.13 of the Credit Agreement (as such Schedule may be revised from time to time in accordance with the Credit Agreement), (y) at the request of the Administrative Agent, such Grantor uses commercially reasonable efforts (and provides evidence of such efforts) to cause such lessor within 90 days of the Applicable Date to acknowledge the Lien in favor of the Administrative Agent for the benefit of the Secured Parties conferred hereunder and waives its statutory and consensual liens and rights with respect to such Collateral in form and substance acceptable to the Administrative Agent and delivered in writing to the Administrative Agent prior to any Collateral being located at any such location, and (z) the Grantor shall have caused at its expense to be prepared and executed such additional Perfection Documents and to be taken such other Perfection Action as the Administrative Agent may deem necessary or advisable to carry out the transactions contemplated by this Security Agreement.

    8.    Inspection. The Administrative Agent (by any of its officers, employees and agents), on behalf of the Secured Parties, shall have the right upon prior notice to an executive officer of any Grantor, and at any reasonable times during such Grantor’s usual business hours, to inspect the Collateral (including inspecting Vehicles and conducting random samples of the Net Book Value of the Used Vehicles), all records related thereto (and to make extracts or copies from such records), and the premises upon which any of the Collateral is located, to discuss such Grantor’s affairs and finances with any Person (other than Persons obligated on any Accounts (“Account Debtors”) except as expressly otherwise permitted in the Loan Documents) and to verify with any Person other than (except as expressly otherwise permitted in the Loan Documents) Account Debtors the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral and, if an Event of Default has occurred and is continuing, to discuss such Grantor’s affairs and finances with such Grantor’s Account Debtors and to verify the amount, quality, value and condition of, or any other matter relating to, the Collateral with such Account Debtors. Upon or after the occurrence and during the continuation of an Event of Default, the Administrative Agent may at any time and from time to time employ and maintain on such Grantor’s premises a custodian selected by the Administrative Agent who shall have full authority to do all acts necessary to protect the Administrative Agent’s (for the benefit of the Secured Parties) interest. All expenses incurred by the Administrative Agent, on behalf of the Secured Parties, by reason of the employment of such custodian shall be paid by such Grantor on demand from time to time and shall be added to the Secured Obligations secured by the Collateral, and any amounts not so paid on demand (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

9.    Specific Collateral.

(a)    Accounts. With respect to its Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

(i)    Such Grantor shall keep accurate and complete records of its Accounts (“Account Records”) and from time to time, at the Administrative Agent’s request, the Company shall provide the Administrative Agent with a schedule of Accounts in excess of $1,000,000 in form and substance acceptable to the Administrative Agent describing all Accounts created or acquired by all Grantors (“Schedule of Accounts”); provided, however, that the Company’s failure to execute and deliver any such Schedule of Accounts shall not affect or limit the Administrative Agent’s security interest or other rights in and to any Accounts for the benefit of the Secured Parties. If requested by the Administrative Agent, each Grantor shall furnish the Administrative Agent with copies of proof of delivery and other documents relating to the Accounts so scheduled, including without limitation repayment histories and present status reports (collectively, “Account Documents”) and such other matter and information relating to the status of then existing Accounts as the Administrative Agent shall request.

(ii)     All Account Records and Account Documents are and shall at all times be located only at such Grantor’s current chief executive office as set forth on Schedule 7(f) attached hereto, such other locations as are specifically identified on Schedule 7(f) attached hereto as an “Account Documents location,” or as to which the Grantor has complied with Section 7(f) hereof.

(iii)    The Accounts are genuine, are in all respects what they purport to be, are not evidenced by an instrument or document or, if evidenced by an instrument or document, are only evidenced by one original instrument or document.

(iv)    The Accounts cover bona fide sales and deliveries of Inventory or sales, leases, licenses or other dispositions of property usually dealt in by such Grantor, or the rendition by such Grantor of services, to an Account Debtor in the ordinary course of business.

(v)    The amounts of the face value of any Account shown or reflected on any Schedule of Accounts, invoice statement, or certificate delivered to the Administrative Agent, are actually owing to the applicable Grantor and are not contingent for any reason; and there are no setoffs, discounts, allowances, claims, counterclaims or disputes of any kind or description in an amount greater than $1,000,000 in the aggregate for all the Grantors, or greater than $250,000 per Account, existing or asserted with respect thereto and such Grantor has not made any agreement with any Account Debtor thereunder for any deduction therefrom, except as may be stated in the Schedule of Accounts and reflected in the calculation of the face value of each respective invoice related thereto.

(vi)    Except for conditions generally applicable to such Grantor’s industry and markets, there are no facts, events, or occurrences known to such Grantor pertaining particularly to any Accounts which are reasonably expected to materially impair in any way the validity, collectibility or enforcement of Accounts that would reasonably be likely, in the aggregate, to be of material economic value, or in the aggregate materially reduce the amount payable thereunder from the amount of the invoice face value shown on any Schedule of Accounts, or on any certificate, contract, invoice or statement delivered to the Administrative Agent with respect thereto.

(vii)    The property or services giving rise thereto are not, and were not at the time of the sale or performance thereof, subject to any Lien, claim, encumbrance or security interest, except those of the Administrative Agent for the benefit of Secured Parties and Permitted Liens.

(viii)    In the event any amounts due and owing in excess of $1,000,000 in the aggregate, are in dispute between any Account Debtor and a Grantor (which shall include without limitation any dispute in which an offset claim or counterclaim may result), such Grantor shall provide the Administrative Agent with written notice thereof as soon as practicable, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy.

    (b)    Inventory. With respect to its Inventory whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

    (i)    Such Grantor shall (A) keep accurate and complete records itemizing and describing (1) with respect to its Vehicle Inventory, each new and used vehicle, including the year, make, model, cost, price, location and Vehicle Identification Number, (2) with respect to all Inventory, the kind, type, location and quantity of such Inventory, its cost therefor and the selling price of Inventory held for sale, and the daily withdrawals therefrom and additions thereto, and (B) furnish to the Administrative Agent from time to time, at the Administrative Agent’s request, a current schedule of Inventory (including Vehicle Inventory) based upon its most recent physical inventory and its daily inventory records. Each Grantor shall conduct a physical inventory no less frequently than annually, and shall furnish to the Administrative Agent such other documents and reports thereof as the Administrative Agent shall reasonably request with respect to the Inventory.

    (ii)     All Inventory (other than Vehicle Inventory) is and shall at all times be located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto, or at such other locations as to which such Grantor has complied with Section 7(f) hereof. No Grantor shall, other than in the ordinary course of business in connection with its sale, lease, license or other permitted Disposition, remove any Inventory from such locations.

(iii)    All Vehicle Inventory is and shall (except as set forth in Section 6.13 of the Credit Agreement) at all times be located only at such Grantor’s locations as set forth on Schedule 6.13 of the Credit Agreement (as such Schedule may be revised from time to time in accordance with the terms of the Credit Agreement). No Grantor shall, other than in the ordinary course of business in connection with its sale, lease, license or other permitted Disposition, or as set forth in Section 6.13 of the Credit Agreement, remove any Vehicle Inventory from such locations.

    (iv)    If any Account Debtor returns any Inventory to a Grantor after shipment thereof, and such return generates a credit in excess of $1,000,000 in the aggregate on any Accounts of such Account Debtor, such Grantor shall notify the Administrative Agent in writing of the same as soon as practicable.

    (c)    Equipment.      With respect to its Equipment whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

    (i)    Such Grantor, as soon as practicable following a request therefor by the Administrative Agent during the continuance of an Event of Default, shall deliver to the Administrative

Agent any and all evidence of ownership of any of the Equipment (including without limitation certificates of title and applications for title).

    (ii)    Such Grantor shall maintain accurate, itemized records describing the kind, type, quality, quantity and value of its Equipment and shall furnish the Administrative Agent upon request during the continuance of an Event of Default with a current schedule containing the foregoing information, but, other than during the continuance of an Event of Default, not more often than once per fiscal quarter.

    (iii)    All Equipment is and shall at all times be located only at such Grantor’s locations as set forth on Schedule 7(f) attached hereto or at such other locations as to which such Grantor has complied with Section 7(f) hereof. No Grantor shall, other than as expressly permitted under the Credit Agreement, sell, lease, transfer, dispose of or, other than for repairs in the ordinary course of such Grantor’s business, remove any Equipment from such locations.

    (d)    Supporting Obligations. With respect to its Supporting Obligations whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

    (i)    Such Grantor shall (i) furnish to the Administrative Agent from time to time at the Administrative Agent’s request, a current list identifying in reasonable detail each Supporting Obligation relating to any Collateral from a single obligor in excess of $1,000,000, and (ii) upon the request of the Administrative Agent from time to time following the occurrence and during the continuance of any Default or Event of Default, deliver to the Administrative Agent the originals of all documents evidencing or constituting Supporting Obligations, together with such other documentation (executed as appropriate by the Grantor) and information as may be necessary to enable the Administrative Agent to realize upon the Supporting Obligations in accordance with their respective terms or transfer the Supporting Obligations as may be permitted under the Loan Documents or by applicable law.

    (ii)    With respect to each letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $500,000, such Grantor shall, at the request of the Administrative Agent cause the issuer thereof to execute and deliver to the Administrative Agent a Qualifying Control Agreement.

    (iii)    With respect to each transferable letter of credit giving rise to Letter-of-Credit Rights that has an aggregate stated amount available to be drawn in excess of $500,000, such Grantor shall, at the Administrative Agent’s request upon and during the continuance of any Default or Event of Default, deliver to the Administrative Agent a duly executed, undated transfer form in blank sufficient in form and substance under the terms of the related letter of credit to effect, upon completion and delivery to the letter of credit issuer together with any required fee, the transfer of such letter of credit to the transferee identified in such form. Each Grantor hereby expressly authorizes the Administrative Agent following the occurrence and during the continuance of any Event of Default to complete and tender each such transfer form as transferor in its own name or in the name, place and stead of the Grantor in order to effect any such transfer, either to the Administrative Agent or to another transferee, as the case may be, in connection with any sale or other disposition of Collateral or for any other purpose permitted under the Loan Documents or by applicable law.

    (e)    Investment Property. With respect to its Investment Property whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

    (i)     Schedule 9(e) attached hereto contains a true and complete description of (x) the name and address of each securities intermediary with which such Grantor maintains a securities account in which Investment Property is or may at any time be credited or maintained, and (y) all other Investment Property of such Grantor other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement; provided that, the Equity Interests in Unrestricted Subsidiaries are not required to be disclosed on Schedule 9(e).

    (ii)    Except with the express prior written consent of the Administrative Agent in each instance, all Investment Property other than interests in Subsidiaries in which such Grantor has granted a Lien to the Administrative Agent for the benefit of the Secured Parties pursuant to the Pledge Agreement shall be maintained at all times in the form of (a) certificated securities, which certificates shall have been delivered to the Administrative Agent together with duly executed undated stock powers endorsed in blank pertaining thereto (provided that, with respect to Unrestricted Subsidiaries, such certificates and stock powers shall not be required to be so delivered unless requested by the Administrative Agent from time to time in its sole discretion) or (b) security entitlements credited to one or more securities accounts as to each of which the Administrative Agent has received (1) copies of the account agreement between the applicable securities intermediary and the Grantor and the most recent statement of account pertaining to such securities account (each certified to be true and correct by an officer of the Grantor) and (2) upon the request of the Administrative Agent, a Qualifying Control Agreement from the applicable securities intermediary which remains in full force and effect and as to which the Administrative Agent has not received any notice of termination. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit any Investment Property to be credited to or maintained in any securities account not listed on Schedule 9(e) attached hereto except in each case upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be reasonably requested by the Administrative Agent to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder.

    (iii)    All dividends and other distributions with respect to any of the Investment Property shall be subject to the security interest conferred hereunder, provided, however, that cash dividends paid to a Grantor as record owner of the Investment Property may be disbursed to and retained by such Grantor so long as no Default or Event of Default shall have occurred and be continuing, free from any Lien hereunder.

    (iv)    So long as no Default or Event of Default shall have occurred and be continuing, the registration of Investment Property in the name of a Grantor as record and beneficial owner shall not be changed and such Grantor shall be entitled to exercise all voting and other rights and powers pertaining to Investment Property for all purposes not inconsistent with the terms hereof or of any Qualifying Control Agreement relating thereto.

    (v)    Upon the occurrence and during the continuance of any Default or Event of Default, at the option of the Administrative Agent, all rights of the Grantors to exercise the voting or consensual rights and powers which it is authorized to exercise pursuant to clause (iv) immediately above shall cease and the Administrative Agent may thereupon (but shall not be obligated to), at its request, cause such Collateral to be registered in the name of the Administrative Agent or its nominee or agent for the benefit of the Secured Parties and/or exercise such voting or consensual rights and powers as appertain to ownership of such Collateral, and to that end each Grantor hereby appoints the Administrative Agent as its proxy, with full power of substitution, to vote and exercise all other rights as a shareholder with respect to such Investment Property upon the occurrence and during the continuance of any Default or Event of Default, which proxy is coupled with an interest and is irrevocable until the Facility Termination Date, and each Grantor hereby agrees to provide such further proxies as the Administrative Agent may request; provided, however, that the Administrative Agent in its discretion may from time to time refrain from exercising, and shall not be obligated to exercise, any such voting or consensual rights or such proxy.

    (vi)    Upon the occurrence and during the continuance of any Default or Event of Default, all rights of the Grantors to receive and retain cash dividends and other distributions upon or in respect to Investment Property pursuant to clause (iii) above shall cease and shall thereupon be vested in the Administrative Agent for the benefit of the Secured Parties, and each Grantor shall, or shall cause, all such cash dividends and other distributions with respect to the Investment Property to be promptly delivered to the Administrative Agent (together, if the Administrative Agent shall request, with any documents related thereto) to be held, released or disposed of by it hereunder or, at the option of the Administrative Agent, to be applied to the Secured Obligations.

    (f)    Deposit Accounts. With respect to its Deposit Accounts whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that, in the discretion and upon the request of the Administrative Agent, all Deposit Accounts in which collected balances or deposits in excess of $500,000 are or are reasonably expected by the Company at any time to be credited or maintained shall be maintained at all times with depositary institutions as to which the Administrative Agent for the benefit of the Secured Parties shall have received a Qualifying Control Agreement. Without limiting the generality of the foregoing, no Grantor shall cause, suffer or permit (x) any deposit in excess of $500,000 to be evidenced by a certificate of deposit, or (y) any Deposit Account opened after the Closing Date in which collected balances or deposits in excess of $500,000 are or are reasonably expected by the Company at any time to be credited or maintained to be opened or maintained, except in the case of each of clauses (x) and (y), (A) upon giving not less than thirty (30) days’ prior written notice to the Administrative Agent and (B) taking or causing to be taken at such Grantor’s expense all such Perfection Action, including the delivery of such Perfection Documents, as may be requested by the Administrative Agent in its reasonable discretion for the benefit of the Secured Parties to perfect or protect, or maintain the perfection and priority of, the Lien of the Administrative Agent for the benefit of the Secured Parties in Collateral contemplated hereunder. Without limiting the generality of the foregoing, in the case of a certificate of deposit described in clause (x) above, such Perfection Action may (in the reasonable discretion of, and upon request by, the Administrative Agent) include a requirement that such certificate of deposit be issued as or converted to a negotiable instrument and that such certificate be delivered to the Administrative Agent together with a duly executed undated assignment in blank affixed thereto. Nothing contained herein shall be deemed to require the Administrative Agent to request any Perfection Action with respect to any Deposit Account or certificate of deposit.

    (g)    Chattel Paper. With respect to its Chattel Paper whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that to the extent so expressly required by the Credit Agreement:

    (i)    Such Grantor shall at all times retain sole physical possession of the originals of all Chattel Paper (other than electronic Chattel Paper and the electronic components of hybrid Chattel Paper); provided, however, that (x) upon the request of the Administrative Agent upon the occurrence and during the continuance of any Default or Event of Default, such Grantor shall immediately deliver physical possession of such Chattel Paper to the Administrative Agent or its designee, and (y) in the event that there shall be created more than one original counterpart of any physical document that alone or in conjunction with any other physical or electronic document constitutes Chattel Paper, then such counterparts shall be numbered consecutively starting with “1” and such Grantor shall retain the counterpart numbered “1”.

    (ii)    At the request of the Administrative Agent or upon the occurrence and during the continuance of an Event of Default, such Grantor shall promptly and conspicuously legend all counterparts of all tangible Chattel Paper as follows: “A SECURITY INTEREST IN THIS CHATTEL PAPER HAS BEEN GRANTED TO BANK OF AMERICA, N.A., FOR ITSELF AND AS ADMINISTRATIVE AGENT FOR CERTAIN SECURED PARTIES PURSUANT TO A FIFTH AMENDED AND RESTATED SECURITY AGREEMENT DATED AS OF APRIL 14, 2021, AS AMENDED FROM TIME TO TIME. NO SECURITY INTEREST OR OTHER INTEREST IN FAVOR OF ANY OTHER PERSON MAY BE CREATED BY THE TRANSFER OF PHYSICAL POSSESSION OF THIS CHATTEL PAPER OR OF ANY COUNTERPART HEREOF EXCEPT BY OR WITH THE CONSENT OF THE AFORESAID ADMINISTRATIVE AGENT AS PROVIDED IN SUCH SECURITY AGREEMENT.” Upon the occurrence or during the continuance of an Event of Default, such Grantor shall not create or acquire any electronic Chattel Paper (including the electronic components of hybrid Chattel Paper), unless, prior to such acquisition or creation, it shall have taken such Perfection Action as the Administrative Agent may require to perfect by control the security interest of the Administrative Agent for the benefit of the Secured Parties in such Collateral.

    (iii)    Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Chattel Paper, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Chattel Paper as collateral.

    (h)    Instruments. With respect to its Instruments whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

    (i)    Such Grantor shall (A) maintain at all times, and, upon request of the Administrative Agent, furnish to the Administrative Agent a current list identifying in reasonable detail Instruments of which such Grantor is the payee or holder and having a face amount payable in excess of $1,000,000 in the aggregate from any single Person, and (B) upon the request of the Administrative Agent from time to time, deliver to the Administrative Agent the originals of all such Instruments, together with duly executed undated endorsements in blank affixed thereto and such other documentation and information as may be necessary to enable the Administrative Agent to realize upon the Instruments in accordance with their respective terms or transfer the Instruments as may be permitted under the Loan Documents or by applicable law.

    (ii)    Other than in the ordinary course of business and in keeping with reasonable and customary practice, no Grantor shall amend, modify, waive or terminate any provision of, or fail to exercise promptly and diligently each material right or remedy conferred under or in connection with, any Instrument, in any case in such a manner as could reasonably be expected to materially adversely affect the value of affected Instrument as collateral.

    (i)    Commercial Tort Claims. With respect to its Commercial Tort Claims whether now existing or hereafter created or acquired and wheresoever located, each Grantor represents, warrants and covenants to the Administrative Agent for the benefit of the Secured Parties that:

    (i)    Schedule 9(i) attached hereto contains a true and complete list of all Commercial Tort Claims in which any Grantor has an interest and which have been identified by a Grantor as of its Applicable Date, and as to which the Grantor believes in good faith there exists the possibility of recovery (including by way of settlement) of monetary relief in excess of $1,000,000 (“Grantor Claims”). Each Grantor shall furnish to the Administrative Agent from time to time upon its request a certificate of an officer of such Grantor referring to this Section 9(i) and (x) identifying all Grantor Claims that are not then described on Schedule 9(i) attached hereto and stating that each of such additional Grantor Claims shall be deemed added to such Schedule 9(i) and shall constitute a Commercial Tort Claim, a Grantor Claim, and additional Collateral hereunder, and (y) summarizing the status or disposition of any Grantor Claims that have been settled, or have been made the subject of any binding mediation, judicial or arbitral proceeding, or any judicial or arbitral order on the merits, or that have been abandoned. With respect to each such additional Grantor Claim, such Grantor Claim shall be and become part of the Collateral hereunder from the date such claim is identified to the Administrative Agent as provided above without further action, and (ii) the Administrative Agent is hereby authorized at the expense of the applicable Grantor to execute and file such additional financing statements or amendments to previously filed financing statements, and take such other action as it may deem necessary or advisable, to perfect the Lien on such additional Grantor Claims conferred hereunder, and the Grantor shall, if required by applicable law or otherwise at the request of the Administrative Agent, execute and deliver such Perfection Documents and take such other Perfection Action as the Administrative Agent may determine to be necessary or advisable to perfect or protect the Lien of the Administrative Agent for the benefit of the Secured Parties in such additional Grantor Claims conferred hereunder.

    10.    Casualty and Liability Insurance Required.

    (a)    Each Grantor will keep the Collateral continuously insured against such risks as are customarily insured against by businesses of like size and type engaged in the same or similar operations including:

(i)    property insurance on the Inventory and the Equipment in an amount not less than the full insurable value thereof, against loss or damage by theft, fire, lightning, hail, wind, flooding and other hazards ordinarily included under uniform broad form standard extended coverage policies, limited only as may be provided in the standard broad form of extended coverage endorsement at the time in use in the states in which the Collateral is located, in each case as are customarily maintained by Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor;

(ii)    false pretense insurance in amounts as are customary for Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor;

(iii)    garage liability and comprehensive general liability insurance against claims for bodily injury, death or property damage occurring with or about such Collateral (such coverage to include provisions waiving subrogation against the Secured Parties), with the Administrative Agent and the Lenders as additional insureds thereunder, in amounts as are customary for Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor;

(iv)    liability insurance with respect to the operation of its facilities under the workers’ compensation laws of the states in which such Collateral is located as are customarily maintained by Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor, but in no event less than the amount required by the states where such Collateral is located; and

    (v)    business interruption insurance in amounts as are customarily maintained by Persons engaged in the same or similar business, owning similar properties in locations where such Grantor operates and otherwise similarly situated to such Grantor.

    (b)    Each insurance policy obtained in satisfaction of the requirements of Section 10(a):

(i)    may be provided by blanket policies now or hereafter maintained by each or any Grantor or by the Company;

(ii)    shall be issued by such insurer (or insurers) as shall be financially responsible, of recognized standing and reasonably acceptable to the Administrative Agent;

(iii)    shall be in such form and have such provisions (including without limitation the loss payable clause, the waiver of subrogation clause, the deductible amount, if any, and the standard mortgagee endorsement clause) as are generally considered standard provisions for the type of insurance involved and are reasonably acceptable in all respects to the Administrative Agent;

(iv)    shall prohibit cancellation or substantial modification, termination or lapse in coverage by the insurer without at least thirty (30) days’ prior written notice to the Administrative Agent, except for non-payment of premium, as to which such policies shall provide for at least ten (10) days’ prior written notice to the Administrative Agent;

(v)    without limiting the generality of the foregoing, all insurance policies where applicable under Section 10(a)(i) carried on the Collateral shall name the Administrative Agent, for the benefit of the Secured Parties, as loss payee and the Administrative Agent and Lenders as parties insured thereunder in respect of any claim for payment.

    (c)    Prior to expiration of any such policy, such Grantor shall furnish the Administrative Agent with evidence satisfactory to the Administrative Agent that the policy or certificate has been renewed or replaced or is no longer required by this Security Agreement.

    (d)    Each Grantor hereby makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent), for the benefit of the Secured Parties, as such Grantor’s true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item or payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance, which appointment is coupled with an interest and is irrevocable; provided, however, that the powers pursuant to such appointment shall be exercisable only upon the occurrence and during the continuation of an Event of Default.

    (e)    In the event such Grantor shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required hereunder or shall fail to keep any of its Collateral in good repair and good operating condition, the Administrative Agent may (but shall be under no obligation to), without waiving or releasing any Secured Obligation or Default or Event of Default by such Grantor hereunder, contract for the required policies of insurance and pay the premiums on the same or make any required repairs, renewals and replacements; and all sums so disbursed by Administrative Agent, including reasonable Attorneys’ Costs, court costs, expenses and other charges related thereto, shall be payable on demand by such Grantor to the Administrative Agent, shall be additional Secured Obligations secured by the Collateral, and (in addition to other rights and remedies resulting from such nonpayment) shall bear interest from the date of demand until paid in full at the Default Rate.

(f)    Each Grantor agrees that to the extent that it shall fail to maintain, or fail to cause to be maintained, the full insurance coverage required by Section 10(a), it shall in the event of any loss or casualty pay promptly to the Administrative Agent, for the benefit of the Secured Parties, to be held in a separate account for application in accordance with the provisions of Sections 10(h), such amount as would have been received as Net Proceeds (as hereinafter defined) by the Administrative Agent, for the benefit of the Secured Parties, under the provisions of Section 10(h) had such insurance been carried to the extent required.

(g)    The Net Proceeds of the insurance carried pursuant to the provisions of Sections 10(a)(ii) and 10(a)(iii) shall be applied by such Grantor toward satisfaction of the claim or liability with respect to which such insurance proceeds may be paid.

(h)    The Net Proceeds of the insurance carried with respect to the Collateral pursuant to the provisions of Section 10(a)(i) hereof shall be paid to such Grantor and held by such Grantor in a separate account and applied, as long as no Event of Default shall have occurred and be continuing, as follows: after any loss under any such insurance and payment of the proceeds of such insurance, each Grantor shall have a period of thirty (30) days after payment of the insurance proceeds with respect to such loss to elect to either (x) repair or replace, or such repair or replacement cannot reasonably be completed in such thirty (30) day period, commence the repair or replacement and diligently prosecute the same to completion, the Collateral so damaged, (y) deliver such Net Proceeds to the Administrative Agent, for the benefit of the Secured Parties, as additional Collateral or (z) apply such Net Proceeds to the acquisition of tangible assets constituting Collateral used or useful in the conduct of the business of such Grantor, subject to the provisions of this Security Agreement. If such Grantor elects to repair or replace the Collateral so damaged, such Grantor agrees the Collateral shall be repaired to a condition substantially similar to or of better quality or higher value than its condition prior to damage or replaced with Collateral in a condition substantially similar to or of better quality or higher value than the condition of the Collateral so replaced prior to damage. At all times during which an Event of Default shall have occurred and be continuing, the Administrative Agent shall be entitled to receive direct and immediate payment of the proceeds of such insurance and such Grantor shall take all action as the Administrative Agent may reasonably request to accomplish such payment. Notwithstanding the foregoing, in the event such Grantor shall receive any such proceeds, such Grantor shall immediately deliver such proceeds to such Administrative Agent for the benefit of the Secured Parties as additional Collateral, and pending such delivery shall hold such proceeds in trust for the benefit of the Secured Parties and keep the same segregated from its other funds.

(i)    “Net Proceeds” when used with respect to any insurance proceeds shall mean the gross proceeds from such proceeds, award or other amount, less all taxes, fees and expenses (including Attorney Costs) incurred in the realization thereof.

(j)    In case of any material damage to, destruction or loss of, or claim or proceeding against, all or any material part of the Collateral pledged hereunder by a Grantor, such Grantor shall give prompt notice thereof to the Administrative Agent. Each such notice shall describe generally the nature and extent of such damage, destruction, loss, claim or proceeding. Subject to Section 10(d), each Grantor is hereby authorized and empowered to adjust or compromise any loss under any such insurance other than losses relating to claims made directly against any Secured Party as to which the insurance described in Section 10(a)(ii) or (iii) is applicable.

(k)    The provisions contained in this Security Agreement pertaining to insurance shall be cumulative with any additional provisions imposing additional insurance requirements with respect to the Collateral or any other property on which a Lien is conferred under any Security Instrument.

11.    Rights and Remedies Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, as the case may be, the Administrative Agent shall have the following rights and remedies on behalf of the Secured Parties in addition to any rights and remedies set forth elsewhere in this Security Agreement or the other Loan Documents, all of which may be exercised with or, if allowed by law, without notice to a Grantor:

(a)    All of the rights and remedies of a secured party under the UCC or under other applicable law, all of which rights and remedies shall be cumulative, and none of which shall be exclusive, to the extent permitted by law, in addition to any other rights and remedies contained in this Security Agreement or any other Loan Document;

(b)    The right to foreclose the Liens and security interests created under this Security Agreement by any available judicial procedure or without judicial process;

(c)    The right to (i) enter upon the premises of a Grantor through self-help and without judicial process, without first obtaining a final judgment or giving such Grantor notice or opportunity for a hearing on the validity of the Administrative Agent’s claim and without any obligation to pay rent to such Grantor, or any other place or places where any Collateral is located and kept, and remove the Collateral therefrom to the premises of the Administrative Agent or any agent of the Administrative Agent, for such time as the Administrative Agent may desire, in order effectively to collect or liquidate the Collateral, (ii) require such Grantor or any bailee or other agent of such Grantor to assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent that is reasonably convenient to both parties, and (iii) notify any or all Persons party to a Qualifying Control Agreement or who otherwise have possession of or control over any Collateral of the occurrence of an Event of Default and other appropriate circumstances, and exercise control over and take possession or custody of any or all Collateral in the possession, custody or control of such other Persons;

(d)    The right to (i) exercise all of a Grantor’s rights and remedies with respect to the collection of Accounts, Chattel Paper, Instruments, Supporting Obligations and General Intangibles (collectively, “Payment Collateral”), including the right to demand payment thereof and enforce payment, by legal proceedings or otherwise; (ii) settle, adjust, compromise, extend or renew all or any Payment Collateral or any legal proceedings pertaining thereto; (iii) discharge and release all or any Payment Collateral; (iv) take control, in any manner, of any item of payment or proceeds referred to in Section 5 above; (v) prepare, file and sign a Grantor’s name on any Proof of Claim in bankruptcy, notice of Lien, assignment or satisfaction of Lien or similar document in any action or proceeding adverse to any obligor under any Payment Collateral or otherwise in connection with any Payment Collateral; (vi) endorse the name of a Grantor upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Collateral; (vii) use the information recorded on or contained on a Grantor’s internet website or otherwise in any data processing equipment and computer hardware and software relating to any Collateral to which a Grantor has access; (viii) open such Grantor’s mail and collect any and all amounts due to such Grantor from any Account Debtors or other obligor in respect of Payment Collateral; (ix) take over such Grantor’s post office boxes or make other arrangements as the Administrative Agent, on behalf of the applicable Secured Parties, deems necessary to receive such Grantor’s mail, including notifying the post office authorities to change the address for delivery of such Grantor’s mail to such address as the Administrative Agent, on behalf of the applicable Secured Parties, may designate; (x) notify any or all Account Debtors or other obligor on any Payment Collateral that such Payment Collateral has been assigned to the Administrative Agent for the benefit of the Secured Parties and that Administrative Agent has a security interest therein for the benefit of the Secured Parties (provided that the Administrative Agent may at any time give such notice to an Account Debtor that is a department, agency or authority of the United States government); each Grantor hereby agrees that any such notice, in the Administrative Agent’s sole discretion, may (but need not) be sent on such Grantor’s stationery, in which event such Grantor shall co-sign such notice with the Administrative Agent if requested to do so by the Administrative Agent; and (xi) do all acts and things and execute all documents necessary, in Administrative Agent’s sole discretion, to collect the Payment Collateral; and

(e)    The right to sell all or any Collateral in its then existing condition, or after any further manufacturing or processing thereof, at such time or times, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, with or without representations and warranties, all as the Administrative Agent, in its sole discretion, may deem advisable. The Administrative Agent shall have the right to conduct such sales on a Grantor’s premises or elsewhere and shall have the right to use a Grantor’s premises without charge for such sales for such time or times as the Administrative Agent may see fit. The Administrative Agent may, if it deems it reasonable, postpone or adjourn any sale of the Collateral from time to time by an announcement at the time and place of such postponed or adjourned sale, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor agrees that the Administrative Agent has no obligation to preserve rights to the Collateral against prior parties or to marshal any Collateral for the benefit of any Person. The Administrative Agent for the benefit of the Secured Parties is hereby granted an irrevocable fully paid license or other right (including each Grantor’s rights under any license or any franchise agreement), each of which shall remain in full force and effect until the Facility Termination Date, to use, without charge, each of the labels, patents, copyrights, names, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature owned or licensed by any Grantor, as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral. If any of the Collateral shall require repairs, maintenance, preparation or the like, or is in process or other unfinished state, the Administrative Agent shall have the right, but shall not be obligated, to perform such repairs, maintenance, preparation, processing or completion of manufacturing for the purpose of putting the same in such saleable form as the Administrative Agent shall deem appropriate, but the Administrative Agent shall have the right to sell or dispose of the Collateral without such processing and no Grantor shall have any claim against the Administrative Agent for the value that may have been added to such Collateral with such processing. In addition, each Grantor agrees that in the event notice is necessary under applicable law, written notice mailed to such Grantor in the manner specified herein ten (10) days prior to the date of public sale of any of the Collateral or prior to the date after which any private sale or other disposition of the Collateral will be made shall constitute commercially reasonable notice to such Grantor. All notice is hereby waived with respect to any of the Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by law, private sale, free from any right of redemption which is hereby expressly waived by such Grantor and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Secured Obligations. Each Grantor recognizes that the Administrative Agent may be unable to effect a public sale of certain of the Collateral by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state law, and may be otherwise delayed or adversely affected in effecting any sale by reason of present or future restrictions thereon imposed by governmental authorities (“Affected Collateral”), and that as a consequence of such prohibitions and restrictions the Administrative Agent may be compelled (i) to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire Affected Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or (ii) to seek regulatory approval of any proposed sale or sales, or (iii) to limit the amount of Affected Collateral sold to any Person or group. Each Grantor agrees and acknowledges that private sales so made may be at prices and upon terms less favorable to such Grantor than if such Affected Collateral was sold either at public sales or at private sales not subject to other regulatory restrictions, and that the Administrative Agent has no obligation to delay the sale of any Affected Collateral for the period of time necessary to permit the Grantor or any other Person to register or otherwise qualify them under or exempt them from any applicable restriction, even if such Grantor or other Person would agree to register or otherwise qualify or exempt such Affected Collateral so as to permit a public sale under the Securities Act or applicable state law. Each Grantor further agrees, to the extent permitted by applicable law, that the use of private sales made under the foregoing circumstances to dispose of Affected Collateral shall be deemed to be dispositions in a commercially reasonable manner. Each Grantor hereby acknowledges that a ready market may not exist for Affected Collateral that is not traded on a national securities exchange or quoted on an automated quotation system.

The net cash proceeds resulting from the collection, liquidation, sale, or other disposition of the Collateral shall be applied in accordance with the terms of Section 8.09 of the Credit Agreement. Each Grantor shall be liable to the Administrative Agent, for the benefit of the Secured Parties, and shall pay to the Administrative Agent, for the benefit of the Secured Parties, on demand any deficiency which may remain after such sale, disposition, collection or liquidation of the Collateral.

    12.    Attorney-in-Fact. Each Grantor hereby appoints the Administrative Agent as the Grantor’s attorney-in-fact for the purposes of carrying out the provisions of this Security Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default. Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the right and power:

    (a)    to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

    (b)    to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above;

    (c)    to endorse such Grantor’s name on any checks, notes, drafts or any other payment relating to or constituting proceeds of the Collateral which comes into the Administrative Agent’s possession or the Administrative Agent’s control, and deposit the same to the account of the Administrative Agent, for the benefit of the Secured Parties, on account and for payment of the Secured Obligations.

    (d)    to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent, for the benefit of the Secured Parties, with respect to any of the Collateral; and

    (e)    to execute, in connection with any sale or other disposition of Collateral provided for herein, any endorsement, assignments, or other instruments of conveyance or transfer with respect thereto.

    13.    Reinstatement. The granting of a security interest in the Collateral and the other provisions hereof shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or is repaid by any Secured Party in whole or in part in good faith settlement of a pending or threatened avoidance claim, whether upon the insolvency, bankruptcy or reorganization of any Grantor or any other Loan Party or otherwise, all as though such payment had not been made. The provisions of this Section 13 shall survive repayment of all of the Secured Obligations and the termination or expiration of this Security Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

    14.    Certain Waivers by the Grantors. Each Grantor waives to the extent permitted by applicable law (a) any right to require any Secured Party or any other obligee of the Secured Obligations to (x) proceed against any Person or entity, including without limitation any Loan Party, (y) proceed against or exhaust any Collateral or other collateral for the Secured Obligations, or (z) pursue any other remedy in its power; (b) any defense arising by reason of any disability or other defense of any other Person, or by reason of the cessation from any cause whatsoever of the liability of any other Person or entity, (c) any right of subrogation, and (d) any right to enforce any remedy which any Secured Party or any other obligee of the Secured Obligations now has or may hereafter have against any other Person and any benefit of and any right to participate in any collateral or security whatsoever now or hereafter held by the Administrative Agent for the benefit of the Secured Parties. Each Grantor authorizes each Secured Party and each other obligee of the Secured Obligations without notice (except notice required by applicable law) or demand and without affecting its liability hereunder or under the Loan Documents from time to time to: (i) take and hold security, other than the Collateral herein described, for the payment of such Secured Obligations or any part thereof, and exchange, enforce, waive and release the Collateral herein described or any part thereof or any such other security; and (ii) apply such Collateral or other security and direct the order or manner of sale thereof as such Secured Party or obligee in its discretion may determine.

    The Administrative Agent may at any time deliver (without representation, recourse or warranty) the Collateral or any part thereof to a Grantor and the receipt thereof by such Grantor shall be a complete and full acquittance for the Collateral so delivered, and the Administrative Agent shall thereafter be discharged from any liability or responsibility therefor.

    15.    Continued Powers. Until the Facility Termination Date shall have occurred, the power of sale and other rights, powers and remedies granted to the Administrative Agent for the benefit of the Secured Parties hereunder shall continue to exist and may, after the occurrence and during the continuance of an Event of Default, be exercised by the Administrative Agent at any time and from time to time irrespective of the fact that any of the Secured Obligations or any part thereof may have become barred by any statute of limitations or that any part of the liability of any Grantor may have ceased.

    16.    Other Rights. The rights, powers and remedies given to the Administrative Agent for the benefit of the Secured Parties by this Security Agreement shall be in addition to all rights, powers and remedies given to the Administrative Agent or any Secured Party under any other Loan Document or by virtue of any statute or rule of law. Any forbearance or failure or delay by the Administrative Agent in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power or remedy, and any single or partial exercise of any right, power or remedy hereunder shall not preclude the further exercise thereof; and every right, power and remedy of the Secured Parties shall continue in full force and effect until such right, power or remedy is specifically waived in accordance with the terms of the Credit Agreement.

    17.    Anti-Marshaling Provisions. The right is hereby given by each Grantor to the Administrative Agent, for the benefit of the Secured Parties, to make releases (whether in whole or in part) of all or any part of the Collateral agreeable to the Administrative Agent without notice to, or the consent, approval or agreement of other parties and interests, including junior lienors, which releases shall not impair in any manner the validity of or priority of the Liens and security interests in the remaining Collateral conferred hereunder, nor release any Grantor from personal liability for the Secured Obligations. Notwithstanding the existence of any other security interest in the Collateral held by the Administrative Agent, for the benefit of the Secured Parties, the Administrative Agent shall have the right to determine the order in which any or all of the Collateral shall be subjected to the remedies provided in this Security Agreement. Each Grantor hereby waives any and all right to require the marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein or in any other Loan Document.

    18.    Entire Agreement. This Security Agreement and each Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and understandings, inducements, commitments or conditions, express or implied, oral or written, except as contained in the Loan Documents. The express terms hereof and of the Joinder Agreements control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof or thereof. Neither this Security Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

    19.    Third Party Reliance. Each Grantor hereby consents and agrees that all issuers of or obligors in respect of any Collateral, and all securities intermediaries, warehousemen, bailees, public officials and other Persons having any interest in, possession of, control over or right, privilege, duty or discretion in respect of, any Collateral shall be entitled to accept the provisions hereof and of the Joinder Agreements as conclusive evidence of the right of the Administrative Agent, on behalf of the Secured Parties, to exercise its rights hereunder or thereunder with respect to the Collateral, notwithstanding any other notice or direction to the contrary heretofore or hereafter given by any Grantor or any other Person to any of such Persons.

    20.    Binding Agreement; Assignment. This Security Agreement and each Joinder Agreement, and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective successors and assigns, except that no Grantor shall be permitted to assign this Security Agreement, any Joinder Agreement or any interest herein or therein or, except as expressly permitted herein or in the Credit Agreement, in the Collateral or any part thereof or interest therein. Without limiting the generality of the foregoing sentence of this Section 20, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such permitted assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof (concerning assignments and participations). All references herein to the Administrative Agent and to the Secured Parties shall include any successor thereof or permitted assignee, and any other obligees from time to time of the Secured Obligations.

    21.    Related Swap Contracts and Secured Cash Management Arrangements. All obligations of each Grantor under or in respect of Related Swap Contracts and Secured Cash Management Arrangements other than Excluded Swap Obligations shall be deemed to be Secured Obligations secured hereby, and each Hedge Bank or Cash Management Bank party to any such Related Swap Contract or Secured Cash Management Arrangements shall be deemed to be a Secured Party hereunder with respect to such Secured Obligations; provided, however, that such obligations under or in respect of any Related Swap Contract shall cease to be Secured Obligations at such time, prior to the Facility Termination Date (as defined in the Credit Agreement), as the applicable Hedge Bank (or Affiliate of such Person) shall cease to be a “Hedge Bank” under the Credit Agreement.

No Person who obtains the benefit of any Lien by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Security Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been with respect to, the Secured Obligations arising under Related Swap Contracts or Secured Cash Management Arrangements to the extent the Administrative Agent has received written notice of such Secured Obligations together with such supportive documentation as it may request from the applicable Lender or Affiliate of a Lender. The Administrative Agent shall not be required to verify the payment of, or that any other satisfactory arrangements have been made with respect to, obligations arising under Secured Cash Management Agreements and Related Swap Contracts in the case of a Facility Termination Date. Each Secured Party not a party to the the Credit Agreement who obtains the benefit of this Security Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Credit Agreement.

    22.    Severability. The provisions of this Security Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Security Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

    23.    Counterparts. This Security Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Security Agreement to produce or account for more than one such counterpart executed by the Grantor against whom enforcement is sought. Without limiting the foregoing provisions of this Section 23, the provisions of Section 10.10 of the Credit Agreement shall be applicable to this Security Agreement.

    24.    Termination. Subject to the provisions of Section 13, this Security Agreement and each Joinder Agreement, and all obligations of the Grantors hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate without delivery of any instrument or performance of any act by any party on the Facility Termination Date. Upon such termination of this

Security Agreement, the Administrative Agent shall, at the request and sole expense of the Grantors, promptly deliver to the Grantors such termination statements and take such further actions as the Grantors may reasonably request to terminate of record, or otherwise to give appropriate notice of the termination of, any Lien conferred hereunder.

    25.    Notices. Any notice required or permitted hereunder shall be given (a) with respect to any Grantor, at the address then in effect for the giving of notices to the Company under the Credit Agreement, and (c) with respect to the Administrative Agent or a Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Schedule 10.02 of the Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.

26.    Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement and who is identified therein as a “Subsidiary Grantor” shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Grantor and shall have thereupon pursuant to Section 2 hereof granted a security interest in and collaterally assigned to the Administrative Agent for the benefit of the respective Secured Parties all respective Collateral in which it has at its Applicable Date or thereafter acquires any interest or the power to transfer, and all references herein and in the other Loan Documents to the Grantors or to the parties to this Security Agreement shall be deemed to include such Person as a Grantor hereunder. Each Joinder Agreement shall be accompanied by the Supplemental Schedules referred to therein, appropriately completed with information relating to the Grantor executing such Joinder Agreement and its property. Each of the applicable Schedules attached hereto shall be deemed amended and supplemented without further action by such information reflected on the Supplemental Schedules attached to each Joinder Agreement.

    27.    Rules of Interpretation. The rules of interpretation contained in Sections 1.03 and 1.06 of the Credit Agreement shall be applicable to this Security Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any Credit Extensions as referred to herein or secured hereby.

    28.    Governing Law; Waivers.

(a)    THIS SECURITY AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE; PROVIDED THAT (i) WITH RESPECT TO THOSE INSTANCES IN WHICH THE APPLICABLE CHOICE OF LAWS RULES OF SUCH STATE, INCLUDING SECTION 9-301 OF THE UCC, REQUIRE THAT THE MANNER OF CREATION OF A SECURITY INTEREST IN SPECIFIC COLLATERAL OR THE MANNER OR EFFECT OF PERFECTION OR NONPERFECTION OR THE RULES GOVERNING PRIORITY OF SECURITY INTERESTS ARE TO BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION, THEN THE LAWS OF SUCH OTHER JURISDICTION SHALL GOVERN SUCH MATTERS, (ii) EACH CONTROL AGREEMENT (INCLUDING EACH QUALIFYING CONTROL AGREEMENT) APPLICABLE TO ANY SECURITIES ACCOUNT OR DEPOSIT ACCOUNT SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION SPECIFIED IN SUCH CONTROL AGREEMENT, OR OTHERWISE BY THE LAWS OF THE JURISDICTION THAT GOVERN THE SECURITIES ACCOUNT OR DEPOSIT ACCOUNT TO WHICH SUCH CONTROL AGREEMENT RELATES, AND (iii) IN THOSE INSTANCES IN WHICH THE LAWS OF THE JURISDICTION IN WHICH COLLATERAL IS LOCATED GOVERN MATTERS PERTAINING TO THE METHODS AND EFFECT OF REALIZING ON

COLLATERAL, SUCH LAWS SHALL BE GIVEN EFFECT WITH RESPECT TO SUCH MATTERS.

(b)    EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN MECKLENBURG COUNTY, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT OR A JOINDER AGREEMENT, EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY HAVE NOW OR HEREAFTER TO THE LAYING OF THE VENUE OR TO THE JURISDICTION OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c)    EACH GRANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF SUCH PARTY PROVIDED IN SECTION 25 OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.

(d)    NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR THE OTHER LOAN DOCUMENTS IN THE COURTS OF ANY PLACE WHERE ANY OTHER PARTY OR ANY OF SUCH PARTY’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, THE JURISDICTION OF ANY OTHER COURT OR COURTS WHICH NOW OR HEREAFTER, BY REASON OF ITS PRESENT OR FUTURE DOMICILE, OR OTHERWISE, MAY BE AVAILABLE UNDER APPLICABLE LAW.

(e)    IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS SECURITY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, EACH PARTY HEREBY AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

(f)    EACH GRANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

29.    Amendment and Restatement. The parties hereto agree that the Existing Security Agreement is hereby amended and restated in this Security Agreement, and this Security Agreement shall constitute neither a release nor novation of any lien or security interest arising under the Existing Security Agreement nor a refinancing of any indebtedness or obligations arising thereunder or under either of the Existing Credit Agreements or related documents, but rather the liens and security interests in effect under the Existing Security Agreement shall continue in effect on the terms hereof.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have duly executed this Security Agreement on the day and year first written above.
GRANTORS:
SONIC AUTOMOTIVE, INC.
By:     /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Executive Vice President

AM REALTY GA, LLC
ANTREV, LLC
ARNGAR, INC.
AUTOBAHN, INC.
CAR CASH OF NORTH CAROLINA, INC.
ECHOPARK AL, LLC
ECHOPARK AUTOMOTIVE, INC.
ECHOPARK AZ, LLC
ECHOPARK CA, LLC
ECHOPARK DRIVER EDUCATION, LLC
ECHOPARK FL, LLC
ECHOPARK GA, LLC
ECHOPARK KY, LLC
ECHOPARK MD, LLC
ECHOPARK NC, LLC
ECHOPARK NV, LLC
ECHOPARK NY, LLC
ECHOPARK REALTY CA, LLC
ECHOPARK REALTY TX, LLC
ECHOPARK SC, LLC
ECHOPARK TN, LLC
ECHOPARK TX, LLC
EP REALTY AZ, LLC
EP REALTY MD, LLC
EP REALTY NC, LLC
EP REALTY SC, LLC
FAA BEVERLY HILLS, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA HOLDING LLC
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SAN BRUNO, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FIRSTAMERICA AUTOMOTIVE, LLC
By:     /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

FIFTH AMENDED AND RESTATED SECURITY AGREEMENT
(Sonic Automotive, Inc.)

GRANTORS, continued:
FORT MILL FORD, INC.
FRANCISCAN MOTORS, INC.
L DEALERSHIP GROUP, LLC
MARCUS DAVID CORPORATION
ONTARIO L, LLC
PHILPOTT MOTORS, LLC
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI ATLANTA B, LLC
SAI CHAMBLEE V, LLC
SAI CHATTANOOGA N, LLC
SAI CLEARWATER T, LLC
SAI COLUMBUS T, LLC
SAI DENVER B, INC.
SAI DENVER M, INC.
SAI FAIRFAX B, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC8, INC.
SAI FL HC9, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI GA HC1, LLC
SAI IRONDALE IMPORTS, LLC
SAI IRONDALE L, LLC
SAI LONG BEACH B, INC.
SAI MCKINNEY M, LLC
SAI MD HC1, INC.
SAI MOMENTUM ARM, LLC
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI ORLANDO CS, LLC
SAI PEACHTREE, LLC
SAI PENSACOLA A, LLC
SAI PHILPOTT T, LLC
SAI RIVER OAKS P, LLC
SAI ROARING FORK LR, INC.
By:     /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer
FIFTH AMENDED AND RESTATED SECURITY AGREEMENT
(Sonic Automotive, Inc.)

GRANTORS, continued:
SAI ROCKVILLE IMPORTS, LLC
SAI ROCKVILLE L, LLC
SAI S. ATLANTA JLR, LLC
SAI SIC, INC.
SAI STONE MOUNTAIN T, LLC
SAI SYRACUSE C, INC.
SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI VA HC1, INC.
SAI VEHICLE SUBSCRIPTION, INC.
SAI VS GA, LLC
SAI VS TX, LLC
SAI WEST HOUSTON B, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC - CLEAR LAKE VOLKSWAGEN, LLC
SONIC - DENVER T, INC.
SONIC - FORT WORTH T, LLC
SONIC - HOUSTON V, LLC
SONIC - JERSEY VILLAGE VOLKSWAGEN, LLC
SONIC - LAS VEGAS C WEST, LLC
SONIC - LS CHEVROLET, LLC
SONIC – LS, LLC
SONIC - LUTE RILEY, LLC
SONIC - RICHARDSON F, LLC
SONIC - SHOTTENKIRK, LLC
SONIC - STEVENS CREEK B, INC.
SONIC ADVANTAGE PA, LLC
SONIC AUTOMOTIVE - 3401 N. MAIN, TX, LLC
SONIC AUTOMOTIVE - 4701 I-10 EAST, TX, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE AVIATION, LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE OF TEXAS, LLC
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC AUTOMOTIVE - 9103 E. INDEPENDENCE, NC, LLC
By:     /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer
FIFTH AMENDED AND RESTATED SECURITY AGREEMENT
(Sonic Automotive, Inc.)

GRANTORS, continued:

SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC FFC 1, INC.
SONIC FFC 2, INC.
SONIC FFC 3, INC.
SONIC HOUSTON JLR, LLC
SONIC HOUSTON LR, LLC
SONIC MOMENTUM B, LLC
SONIC MOMENTUM JVP, LLC
SONIC MOMENTUM VWA, LLC
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC WALNUT CREEK M, INC.
SONIC – BUENA PARK H, INC.
SONIC – HARBOR CITY H, INC.
SONIC-INTEGRITY DODGE LV, LLC
SRE ALABAMA 6, LLC
SRE ALABAMA-2, LLC
SRE ALABAMA-5, LLC
SRE CALIFORNIA - 1, LLC
SRE CALIFORNIA - 2, LLC
SRE CALIFORNIA - 3, LLC
SRE CALIFORNIA - 5, LLC
SRE CALIFORNIA - 6, LLC
SRE CALIFORNIA - 7 SCB, LLC
SRE CALIFORNIA - 8 SCH, LLC
SRE CALIFORNIA - 9 BHB, LLC
SRE CALIFORNIA 10 LBB, LLC
SRE CALIFORNIA 11 PH, LLC
SRE COLORADO - 1, LLC
SRE COLORADO - 2, LLC
SRE COLORADO - 3, LLC
SRE COLORADO - 4 RF, LLC
SRE COLORADO - 5 CC, LLC
SRE FLORIDA - 1, LLC
SRE GEORGIA 4, LLC
SRE GEORGIA 5, LLC
SRE GEORGIA 6, LLC
SRE HOLDING, LLC
SRE MARYLAND - 1, LLC
SRE NEVADA-2, LLC
By:     /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

FIFTH AMENDED AND RESTATED SECURITY AGREEMENT
(Sonic Automotive, Inc.)

GRANTORS, continued:
SRE NORTH CAROLINA -3, LLC
SRE NORTH CAROLINA-2, LLC
SRE OHIO 1, LLC
SRE OHIO 2, LLC
SRE OKLAHOMA-2, LLC
SRE SOUTH CAROLINA - 2, LLC
SRE SOUTH CAROLINA - 3, LLC
SRE SOUTH CAROLINA - 4, LLC
SRE TENNESSEE - 1, LLC
SRE TENNESSEE - 2, LLC
SRE TENNESSEE - 3, LLC
SRE TENNESSEE 6, LLC
SRE TENNESSEE 7, LLC
SRE TENNESSEE 8, LLC
SRE TENNESSEE-4, LLC
SRE TENNESSEE-5, LLC
SRE TEXAS - 1, LLC
SRE TEXAS - 2, LLC
SRE TEXAS - 3, LLC
SRE TEXAS - 4, LLC
SRE TEXAS - 5, LLC
SRE TEXAS - 6, LLC
SRE TEXAS - 7, LLC
SRE TEXAS - 8, LLC
SRE TEXAS 10, LLC
SRE TEXAS 11, LLC
SRE TEXAS 12, LLC
SRE TEXAS 13, LLC
SRE TEXAS 14, LLC
SRE TEXAS 15, LLC
SRE TEXAS 16, LLC
SRE TEXAS 9, LLC
SRE TEXAS 17, LLC
SRE VIRGINIA - 1, LLC
SRE VIRGINIA - 2, LLC
TOWN AND COUNTRY FORD, INCORPORATED
TT DENVER, LLC
TTRE CO 1, LLC
By:     /s/ Heath R. Byrd
Typed Name:    Heath R. Byrd
Typed Title:    Vice President and Treasurer

FIFTH AMENDED AND RESTATED SECURITY AGREEMENT
(Sonic Automotive, Inc.)

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
as Administrative Agent
By:     /s/ Denise Jones
Typed Name:    Denise Jones
Typed Title:    Vice President

FIFTH AMENDED AND RESTATED SECURITY AGREEMENT
(Sonic Automotive, Inc.)

Schedule 1

For purposes of this Security Agreement, a “Qualifying Control Agreement” shall mean each of the following, as applicable to the respective items or types of property in which the Grantor now has or may hereafter acquire an interest:

(a)    With respect to Investment Property credited to any securities account, an agreement executed by the applicable securities intermediary substantially in a form satisfactory to the Administrative Agent in its discretion;

(b)    With respect to Deposit Accounts or tangible personal property Collateral in the possession, custody or control of any warehouseman or other bailee, an acknowledgment and agreement executed by the depositary institution or bailee (each, a “Custodian”), as the case may be, and (as to Deposit Accounts) the applicable Grantor, in form and substance acceptable to the Administrative Agent and such Custodian;

(c)    With respect to Letter-of-Credit Rights, an acknowledgment and agreement of the issuer or other applicable person nominated to accept drafts and or effect payment thereunder (the “Issuer”) of the related letter of credit in form and substance acceptable to the Administrative Agent and in which the Issuer (i) consents to and acknowledges the Lien in favor of the Administrative Agent conferred hereunder in proceeds of drawings under the related letter of credit, (ii) agrees that it will not acknowledge any Lien in favor of any other Person on Letter-of-Credit Rights until it receives notice from the Administrative Agent that all Liens on such Collateral in favor of the Secured Parties have been released or terminated, and (iii) to the extent not inconsistent with the express terms of the related letter of credit, agrees that upon receipt of notice from the Administrative Agent that an Event of Default has occurred and is continuing, it will make all payments of drawings honored by it under the related letter of credit to the Administrative Agent, notwithstanding any contrary instruction received from the Grantor; and

(d)    With respect to any Investment Property in the form of uncertificated securities, an agreement of the issuer of such Investment Property in form and substance acceptable to the Administrative Agent and such issuer sufficient to confer control (within the meaning of Section 9-106 of the UCC) over such property and containing such other terms and provisions as the Administrative Agent may reasonably request.

Schedule I

Schedule 7(f)
GRANTOR INFORMATION

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
1.	Sonic Automotive, Inc.	Delaware Corporation 2714319	The chief executive office for all entities is 4401 Colwick Rd., Charlotte, NC
4401 Colwick Rd.
Charlotte, NC

In addition to the locations listed below, books and records for all entities are located at 4401 Colwick Rd., Charlotte, NC, and if blank, there are no additional collateral locations to report..
All Owners of any Collateral Locations listed in V (if other than Grantor) are unrelated lessors, except where noted below.
2.	AM Realty GA, LLC	Georgia Limited Liability Company 16063850
3.	AnTrev, LLC	North Carolina Limited Liability Company 0659676
4.	Arngar, Inc.	North Carolina Corporation 0005612		Cadillac of South Charlotte	10725 Pineville Rd. Pineville, NC	CAR SON MAS, L.P.
Schedule 7(f) - Page 1

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
5.	Autobahn, Inc.	California Corporation C1548941		Autobahn Motors Main Facility Airspace Lease Remnant Parcel Autobahn Motors-Service / Storage Autobahn Motors Vehicle Storage/Detailing Autobahn Motors – Lot Parking
700 Island Pkwy.
Belmont, CA

Beneath Island Pkwy. north of Ralston Ave.
Belmont, CA

East of Island Pkwy. and north of Ralston Ave.
Belmont, CA

500-510 Harbor Blvd.
Belmont, CA

1315 Elmer St.
Belmont, CA

Elmer Street Lot
Belmont, CA

SRE California - 3, LLC

City of Belmont, CA

SRE California - 3, LLC

David S. Lake Trust

George W. Williams III, Co-Trustee, George W. Williams III G.S. Trust

George W. Williams III and Borel Bank, Co-Trustees, Hortense Williams Trust

Lois Hortense Rosebrook Trust

Katherine B. Woodlard, Robert P. Berryman and Mark A. Berryman

G.W. Williams Co.
SRE California - 3, LLC is an indirect subsidiary of Sonic Automotive, Inc.
6.	Car Cash of North Carolina, Inc.	North Carolina Corporation 1581348
Schedule 7(f) - Page 2

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
7.	EchoPark AL, LLC	Alabama Limited Liability Company 646-471		EchoPark	2001 Tom Williams Way, Birmingham, AL 25210	SRE Alabama-2, LLC	SRE Alabama-2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
8.	EchoPark Automotive, Inc.	Delaware Corporation 5387434
9.	EchoPark AZ, LLC	Arizona Limited Liability Company 23032012		EchoPark	10555 West Papago Freeway, Avondale, AZ 85323	EP Realty AZ, LLC	EP Realty AZ, LLC is an indirect subsidiary of Sonic Automotive, Inc.
10.	EchoPark CA, LLC	California Limited Liability Company 201923110260		EchoPark	2998 Cherry Avenue Signal Hill, CA 90755	EchoPark Realty CA, LLC	EchoPark Realty CA, LLC is an indirect subsidiary of Sonic Automotive, Inc.
11.	EchoPark Driver Education, LLC	Colorado Limited Liability Company 20161857629
12.	EchoPark FL, LLC	Florida Limited Liability Company L16000126299		EchoPark	4636 N. Dale Mabry Hwy Tampa, FL 33614	JT Dale Mabry Holdings LLC
13.	EchoPark GA, LLC	Georgia Limited Liability Company 16063806		EchoPark	3296 Commerce Ave NW, Duluth, GA 30096	AM Realty GA, LLC	AM Realty GA, LLC is an indirect subsidiary of Sonic Automotive, Inc.
14.	EchoPark KY, LLC	Kentucky Limited Liability Company 1127159		EchoPark
Schedule 7(f) - Page 3

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
15.	EchoPark MD, LLC	Maryland Limited Liability Company W20245957		EchoPark
5901 - 5909 Reisterstown Road
Baltimore, MD

6001 and 6007 Reisterstown Road
Baltimore, MD

242 Square Feet SWS Oakleaf Avenue
Baltimore, MD

.033 acres SWS Oakleaf Avenue
Baltimore, MD

5900 and 5905 Oakleaf Avenue
Baltimore, MD

4213 Menlo Drive
Baltimore, MD
Berney Motors, LLC, Berney Motors Prep, LLC, Carbiz South, LLC JEJ Acquisition, LLC and 4215 Menlo Drive, LLC, collectively
16.	EchoPark NC, LLC	North Carolina Limited Liability Company 1436923		EchoPark	13231 Statesville Road Huntersville, NC 28078	EP Realty NC, LLC	EP Realty NC, LLC is an indirect subsidiary of Sonic Automotive, Inc
17.	EchoPark NV, LLC	Nevada Limited Liability Company E8590422020-9		EchoPark	1100 West Warm Springs Henderson, NV 89014	AAG – Real Estate/Henderson, LLC
Schedule 7(f) - Page 4

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
18.	EchoPark NY, LLC	New York Limited Liability Company 85-3919750		EchoPark Used Car King Used Car King Cicero Used Car King West Used Car King Cortland	8010 Brewerton Road, Cicero, NY 13039 3870 West Road, Cortland, NY 13045 1465 Route 5 Elbridge, NY 13060	UCK Two, LLC Car King, LLC DiMarco Holding Co., LLC
19.	EchoPark Realty CA, LLC	California Limited Liability Company 201923910263
20.	EchoPark Realty TX, LLC	Texas Limited Liability Company 802302813
21.	EchoPark SC, LLC	South Carolina Limited Liability Company N/A		EchoPark	107 Duvall Drive Greenville, SC 29067	EP Realty SC, LLC	EP Realty SC, LLC is an indirect subsidiary of Sonic Automotive, Inc.
22.	EchoPark TN, LLC	Tennessee Limited Liability Company 802448793		EchoPark	2121 Rosa L. Parks Blvd. Nashville, TN	CARS CNI-2 L.P.
Schedule 7(f) - Page 5

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
23.	EchoPark TX, LLC	Texas Limited Liability Company 802448793		EchoPark Tactical Fleet
13915 Research Blvd, Austin, TX 78729

8477 North Freeway, Houston TX 77037

3191 Interstate 35 N,
New Braunfels TX 78130

4400 West Plano Parkway, Plano, TX 75093

5611 North 1604 West, San Antonio, TX 78249

2615 I-20 Frontage Road, Grand Prairie, TX 75052

10050 Southwest Freeway, Houston, TX 77074
						Deve Mar Partners, LLC CARS-DB4, L.P. EchoPark Realty TX, LLC REM Asset Holdings, LLC EchoPark Realty TX, LLC EchoPark Realty TX, LLC SRE Texas – 4, LLC	EchoPark Realty TX, LLC is an indirect subsidiary of Sonic Automotive, Inc. SRE Texas – 4, LLC is an indirect subsidiary of Sonic Automotive, Inc.
24.	EP Realty AZ, LLC	Arizona Limited Liability Company 23032013
25.	EP Realty MD, LLC	Maryland Limited Liability Company W20245940
26.	EP Realty NC, LLC	North Carolina Limited Liability Company 1436919
Schedule 7(f) - Page 6

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
27.	EP Realty SC, LLC	South Carolina Limited Liability Company N/A
28.	FAA Beverly Hills, Inc.	California Corporation C2069519		Beverly Hills BMW Sales Service Service & CPO Facility 8850 Wilshire Blvd. (BMW Beverly Hills – Storage and Service Overflow 8844 Wilshire Blvd. (BMW Beverly Hills Storage & Service Overflow) Parking Lot
5050 – 5070 Wilshire Blvd.
Beverly Hills, CA

5151 Wilshire Blvd.
Beverly Hills, CA

8833 Wilshire Blvd.
Beverly Hills, CA

8850 Wilshire Blvd.
Beverly Hills, CA

8844 Wilshire Blvd.
Beverly Hills, CA

NE Corner Citrus Ave. & Carling Way
Beverly Hills, CA
Ehlers Enterprises, Ltd. Ehlers Investment Co. Duesenberg Investment Company 8850 Wilshire Partners, LLC Illoulian Properties DSG Wilshire LLC and JW Wilshire LLC
29.	FAA Concord H, Inc.	California Corporation C2004304		Concord Honda Main Parking	1300 Concord Ave. Concord, CA 1461 Concord Ave. Concord, CA 2655 Stanwell Drive Concord, CA	Rosewood Village Associates SRE California - 6, LLC SVC Properties, LLC	SRE California - 6, LLC is an indirect subsidiary of Sonic Automotive, Inc.
Schedule 7(f) - Page 7

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
30.	FAA Concord T, Inc.	California Corporation C0613543		Concord Toyota Parking	1090 Concord Ave. Concord, CA Buchanan Field Airport, Area 7 West of Solano Way	1090 Concord Associates, LLC County of Contra Costa
31.	FAA Holding LLC	California Limited Liability Company 202022510001
32.	FAA Las Vegas H, Inc.	Nevada Corporation C13186-1999		Honda West	7615 W. Sahara Ave. Las Vegas, NV	CARS CNI-2 L.P.
33.	FAA Poway H, Inc.	California Corporation C2006230		Poway Honda Parking	13747 Poway Rd. Poway, CA 13875 Kirkham Way Poway, CA	Bay Automotive Properties, LLC Poway Auto Dealers Association LLC
34.	FAA San Bruno, Inc.	California Corporation C2004303
35.	FAA Serramonte H, Inc.	California Corporation C2069465		Honda of Serramonte	485 Serramonte Blvd. Colma, CA	Price Trust
Schedule 7(f) - Page 8

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
36.	FAA Serramonte L, Inc.	California Corporation C2004222		Lexus of Serramonte Lexus of Marin Main Used Car	700 Serramonte Blvd. Colma, CA 513 Francisco Blvd. E. San Rafael, CA 535 Francisco Blvd. E. San Rafael, CA	Price Trust CAR FAA II LLC Hendrickson Development, Inc.
37.	FirstAmerica Automotive, LLC	Delaware Limited Liability Company 2761294
38.	Fort Mill Ford, Inc.	South Carolina Corporation N/A		Fort Mill Ford	801 Gold Hill Rd. Fort Mill, SC	SRE South Carolina-4, LLC	SRE South Carolina-4, LLC is an indirect subsidiary of Sonic Automotive, Inc.
39.	Franciscan Motors, Inc.	California Corporation C1532758		Acura of Serramonte	465/475 Serramonte Blvd. Colma, CA	Price Trust
40.	L Dealership Group, LLC	Texas Limited Liability Company 803708626
41.	Marcus David Corporation	North Carolina Corporation 272880		Town and Country Toyota Lot CPO and Truck Sales Town and Country Toyota	9900 South Blvd. Charlotte, NC 1300 Cressida Dr. Charlotte, NC 9101 South Blvd. Charlotte, NC	Jessco Ltd. National Retail Properties, LP MMR Holdings, LLC
Schedule 7(f) - Page 9

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
42.	Ontario L, LLC	California Limited Liability Company 200330110050		Crown Lexus	1125 Kettering Dr. Ontario, CA	M.F. Salta Co., Inc.
43.	Philpott Motors, LLC	Texas Limited Liability Company 803707706		Philpott Motors Hyundai (Hangar Lease) Philpott Ford Philpott Ford (Fleet/Body Shop)	1900 U.S. Hwy. 69 Nederland, TX 4605 Third St. Airport Beaumont, TX 1400 U.S. Hwy. 69 Nederland, TX 2727 Nall St. Port Neches, TX	Rustin B. Penland Jefferson County, Texas Philpott Properties, Ltd. Philpott Properties, Ltd.
44.	SAI AL HC1, Inc.	Alabama Corporation D/C 206-272
45.	SAI AL HC2, Inc.	Alabama Corporation D/C 199-217
46.	SAI Atlanta B, LLC	Georgia Limited Liability Company 8083814		Global Imports BMW Global Imports MINI Parking (BMW) Collision Center (MINI)	500 Interstate North Pkwy. SE Atlanta, GA 2100-2120 Powers Ferry Rd Atlanta, GA 5925 Peachtree Industrial Blvd. Atlanta, GA	MMR Holdings, LLC c/o Capital Automotive REIT McLean, VA 22102 Attn: Portfolio Manager Shadowood Office Park, LLC SRE Georgia 4, LLC	SRE Georgia 4, LLC is an indirect subsidiary of Sonic Automotive, Inc.
Schedule 7(f) - Page 10

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
47.	SAI Chamblee V, LLC	Georgia Limited Liability Company K734665		Dyer and Dyer Volvo (Chamblee location)	5260 Peachtree Industrial Blvd. Chamblee, GA	D & R Investments 200 Branch Hill Lane Columbia, SC 29223
48.	SAI Chattanooga N, LLC	Tennessee Limited Liability Company 000767923		Nissan of Chattanooga East	2121 Chapman Road Chattanooga TN 37421
49.	SAI Clearwater T, LLC	Florida Limited Liability Company L08000116713		Clearwater Toyota	21799 U.S. Hwy. 19 N. Clearwater, FL
50.	SAI Columbus T, LLC	Ohio Limited Liability Company CP13128		Hatfield Automall	1500 Auto Mall Dr. Columbus, OH	SRE Ohio - 1, LLC	SRE Ohio - 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
51.	SAI Denver B, Inc.	Colorado Corporation 20131294528		BMW of Denver Downtown Bodyworks Murray Motorworks Sales - Used Parking	900 S. Colorado Blvd. Denver, CO 2201 S. Wabash St. Denver, CO 4300 E. Kentucky Ave. Denver, CO 7750 E. Cherry Creek South Dr. Denver, CO 4677 S. Broadway Denver, CO 4651 S. Broadway Denver, CO	SRE Colorado - 2, LLC SRE Colorado - 2, LLC SRE Colorado - 2, LLC SRE Colorado - 2, LLC Moreland Properties, LLC William J. Markel	SRE Colorado - 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
Schedule 7(f) - Page 11

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
52.	SAI Denver M, Inc.	Colorado Corporation 20131291339		Mercedes-Benz of Denver CPO & Service Sales	4300 E. Kentucky Ave. 4677 S. Broadway 940 S. Colorado Blvd. 4677 S. Broadway	SRE Colorado - 2, LLC SRE Colorado - 2, LLC	SRE Colorado - 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
53.	SAI Fairfax B, LLC	Virginia Limited Liability Company S4346344		BMW of Fairfax Main Body Shop Service Parking Parking Body Shop	8427 Lee Hwy. Fairfax, VA 2730 Dorr Avenue Fairfax, VA 2805 Old Lee Hwy. Fairfax, VA 8431 Lee Hwy. Fairfax, VA 8111 Gatehouse Rd. Falls Church, VA 8504 Lee Hwy. Fairfax, VA	MMR Holdings, LLC Craven, LLC Holman @ Merrifield, LLC 8431 Lee Highway, LLC 8111 Gatehouse Road Investors, LLC Euridiki and Nicholas Myseros
54.	SAI FL HC2, Inc.	Florida Corporation P98000016038
55.	SAI FL HC3, Inc.	Florida Corporation P98000064012
Schedule 7(f) - Page 12

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
56.	SAI FL HC4, Inc.	Florida Corporation P98000064009
57.	SAI FL HC8, Inc.	Florida Corporation P99000014911
58.	SAI FL HC9, Inc.	Florida Corporation P0200010148
59.	SAI Fort Myers B, LLC	Florida Limited Liability Company L08000116712		BMW of Fort Myers MINI of Fort Myers	15421 S. Tamiami Tr. Fort Myers, FL 13880 S. Tamiami Tr. Fort Myers, FL	SRE Florida - 1, LLC CARS (SON-064)	SRE Florida - 1, LLC is an indirect subsidiary of Sonic Automotive, Inc..
60.	SAI Fort Myers M, LLC	Florida Limited Liability Company L98000002089		Mercedes-Benz of Fort Myers	15461 S. Tamiami Tr. Fort Myers, FL	SRE Florida - 1, LLC	SRE Florida - 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
61.	SAI Fort Myers VW, LLC	Florida Limited Liability Company L08000116709		Volkswagen of Fort Myers	14060 S. Tamiami Tr. Fort Myers, FL	CAR SONFREE, LLC
62.	SAI GA HC1, LLC	Georgia Limited Liability Company 224680
Schedule 7(f) - Page 13

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
63.	SAI Irondale Imports, LLC	Alabama Limited Liability Company 428-744		BMW of Birmingham Audi Birmingham Porsche Birmingham Land Rover Birmingham MINI of Birmingham Jaguar Birmingham MINI of Birmingham Authorized Service	1000 Tom Williams Way Irondale, AL 3001 Tom Williams Way Irondale, AL 3000 Tom Williams Way Irondale, AL 2001 Tom Williams Way Irondale, AL 1001 Tom Williams Way Irondale, AL 1314 Grants Mill Way Irondale, AL	SRE Alabama-2, LLC SRE Alabama-2, LLC SRE Alabama-2, LLC SRE Alabama-2, LLC	SRE Alabama-2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
64.	SAI Irondale L, LLC	Alabama Corporation DLL 662-073		Lexus of Birmingham Tom Williams Collision Center	1001 Tom Williams Way Irondale, AL	SRE Alabama-2, LLC	SRE Alabama-2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
65.	SAI Long Beach B, Inc.	California Corporation C2998588		Long Beach BMW Long Beach MINI	2998 Cherry Ave. Signal Hill, CA 90755 1660 E. Spring Street Signal Hill, CA 90756	Velma M. Robinett, Trustee of the Alda C. Jones Trust c/o Signal Hill Redevelopment Agency 2175 Cherry Ave. Signal Hill, CA 90806
66.	SAI McKinney M, LLC	Texas Limited Liability Company 802180025		Mercedes-Benz of McKinney	2080 North Central Expressway McKinney, TX 75069
Schedule 7(f) - Page 14

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
67.	SAI MD HC1, Inc.	Maryland Corporation D05310776
68.	SAI Momentum ARM, LLC	Texas Limited Liability Company 803976497
69.	SAI Monrovia B, Inc.	California Corporation C2979304		BMW of Monrovia MINI of Monrovia Parking	1425-1451 South Mountain Ave. Monrovia, CA 550 E. Huntington Drive Monrovia, CA	DMSA, LLC c/o Dennis D. and Charyl A. Assael, Trustees 222 Heliotrope Ave. Corona del Mar, CA 92625 Foothill Technology Center, LLC
70.	SAI Montgomery B, LLC	Alabama Limited Liability Company 428-746		BMW of Montgomery	731 Eastern Blvd. Montgomery, AL	CARS – DB5, LP
71.	SAI Montgomery BCH, LLC	Alabama Limited Liability Company 428-745		Classic Buick GMC Classic Cadillac	833 Eastern Blvd. Montgomery, AL	Rouse Bricken, LLC
72.	SAI Montgomery CH, LLC	Alabama Limited Liability Company 428-747		Capitol Chevrolet Capitol Hyundai	711 Eastern Blvd. Montgomery, AL 2820 Eastern Blvd. Montgomery, AL	CARS-DB5, LP CAR BSC L.L.C.
Schedule 7(f) - Page 15

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
73.	SAI Nashville CSH, LLC	Tennessee Limited Liability Company 336183
74.	SAI Nashville H, LLC	Tennessee Limited Liability Company 336180		Crest Honda	2215 Rosa L. Parks Blvd. Nashville, TN	CAR SON MAS TN L.L.C.
75.	SAI Nashville M, LLC	Tennessee Limited Liability Company 336182		Mercedes-Benz of Nashville	630 Bakers Bridge Ave. Franklin, TN	BKB Properties LLC
76.	SAI Nashville Motors, LLC	Tennessee Limited Liability Company 566970		Audi Nashville Audi Downtown Nashville Porsche of Nashville	1576 Mallory Lane Brentwood, TN 1580 Mallory Lane Brentwood, TN	SRE Tennessee - 1, LLC SRE Tennessee - 2, LLC	SRE Tennessee - 1, LLC is an indirect subsidiary of Sonic Automotive, Inc. SRE Tennessee - 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
77.	SAI Orlando CS, LLC	Florida Limited Liability Company L08000116711		Massey Cadillac North Massey Cadillac South (Vehicle storage)	4241 N. John Young Pkwy. Orlando, FL 8819 S. Orange Blossom Tr. Orlando, FL 1851 Landstreet Rd. Orlando, FL	CAR SON MAS, L.P. CAR SON MAS, L.P. Sonic Development, LLC	Sonic Development, LLC is a direct subsidiary of Sonic Automotive, Inc.
Schedule 7(f) - Page 16

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
78.	SAI Peachtree, LLC	Georgia Limited Liability Company 12101436
79.	SAI Pensacola A, LLC	Florida Limited Liability Company L15000038068		Audi Pensacola	6303 Pensacola Blvd. Penscaola FL
80.	SAI Philpott T, LLC	Texas Limited Liability Company 802278062		Philpott Toyota	2229 Highway 69 Nederland TX 77627
81.	SAI River Oaks P, LLC	Texas Limited Liability Company 803751036		Momentum Porsche; Porsche River Oaks	10155 Southwest Fwy. Houston, TX	SRE Texas - 3, LLC	SRE Texas - 3, LLC is also an indirect subsidiary of Sonic Automotive, Inc.
82.	SAI Roaring Fork LR, Inc.	Colorado Corporation 2014156978		Land Rover Roaring Fork	52876 Two Rivers Plaza Road Glenwood Springs CO
83.	SAI Rockville Imports, LLC	Maryland Limited Liability Company W12791083		Audi Rockville Porsche Bethesda (Parking Lot) Vehicle Storage	1125 Rockville Pike Rockville, MD 1542 & 1550 Rockville Pike Rockville, MD 1190 Rockville Pike Rockville, MD	SRE-Virginia - 1, LLC 1500 Rockville Pike, LLC Everett A. Hellmuth, III	SRE Virginia - 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
Schedule 7(f) - Page 17

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
84.	SAI Rockville L, LLC	Maryland Limited Liability Company W12796074
85.	SAI S. Atlanta JLR, LLC	Georgia Limited Liability Company 16070312		Jaguar South Atlanta Land Rover South Atlanta Jaguar Land Rover South Atlanta	3900 Jonesboro Rd. Union City GA 30291	SRE Georgia 5, LLC	SRE Georgia 5, LLC is an indirect subsidiary of Sonic Automotive, Inc.
86.	SAI SIC, Inc.	Georgia Corporation 18011005
87.	SAI Stone Mountain T, LLC	Georgia Limited Liability Company 342795
88.	SAI Syracuse C, Inc.	New York Corporation 201127000189
89.	SAI TN HC1, LLC	Tennessee Limited Liability Company 336184
90.	SAI TN HC2, LLC	Tennessee Limited Liability Company 336185
91.	SAI TN HC3, LLC	Tennessee Limited Liability Company 336181
92.	SAI VA HC1, Inc.	Virginia Corporation 7019870
Schedule 7(f) - Page 18

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
93.	SAI Vehicle Subscription, Inc.	Delaware Corporation 6715974
94.	SAI VS GA, LLC	Georgia Limited Liability Company 18005598
95.	SAI VS TX, LLC	Texas Limited Liability Company 803015343
96.	SAI West Houston B, LLC	Texas Limited Liability Company 802152114		BMW of West Houston	20822 Katy Freeway Katy TX
97.	Santa Clara Imported Cars, Inc.	California Corporation C0587296		Honda of Stevens Creek Stevens Creek Honda – Offsite Vehicle Storage	4590 Stevens Creek Blvd. San Jose, CA 1507 South 10th St. San Jose, CA	SRE California - 8 SCH, LLC 10th Street Land Management	SRE California - 8 SCH, LLC is an indirect subsidiary of Sonic Automotive, Inc.
98.	Sonic - 2185 Chapman Rd., Chattanooga, LLC	Tennessee Limited Liability Company 366281		Economy Honda Superstore	2135 Chapman Rd. Chattanooga, TN	Standefer Investment Company
99.	Sonic - Clear Lake Volkswagen, LLC	Texas Limited Liability Company 803712287
100.	Sonic - Denver T, Inc.	Colorado Corporation 20021350687		Mountain States Toyota	201 W. 70th Ave. Denver, CO	SRE Colorado - 1, LLC	SRE Colorado - 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
Schedule 7(f) - Page 19

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
101.	Sonic - Fort Worth T, LLC	Texas Limited Liability Company 803726979
102.	Sonic - Houston V, LLC	Texas Limited Liability Company 803712226
103.	Sonic - Jersey Village Volkswagen, LLC	Texas Limited Liability Company 803712317
104.	Sonic - Las Vegas C West, LLC	Nevada Limited Liability Company LLC7434-2000		Cadillac of Las Vegas	5185 W. Sahara Ave. Las Vegas, NV	SRE Nevada-2, LLC	SRE Nevada-2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
105.	Sonic - LS Chevrolet, LLC	Texas Limited Liability Company 803707733		Lone Star Chevrolet Lone Star Chevrolet Parking Lot	18800 & 18900 North Fwy. and 9110 N. Eldridge Parkway, Houston, TX 18990 Northwest Fwy. Houston, TX	CARS-DB4, L.P. CAR SON STAR, L.P.
106.	Sonic – LS, LLC	Delaware Limited Liability Company 3440418
Schedule 7(f) - Page 20

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
107.	Sonic - Lute Riley, LLC	Texas Limited Liability Company 803707761		Lute Riley Honda (Body Shop) Storage Storage Service/Car Wash	1331 N. Central Expy. Richardson, TX 13561 Goldmark Dr. Richardson, TX 331 Melrose Drive Richardson, TX 816 S. Sherman Street Richardson, TX 820 S. Sherman Street Richardson, TX	MMR Viking Investment Associates, LP CARS (SON-105) CCI-Melrose 1, L.P. HLN Enterprises, Inc. A. Kenneth Moore
108.	Sonic - Richardson F, LLC	Texas Limited Liability Company 803712249		North Central Ford	1819 N. Central Expy. Richardson, TX	SRE Texas 10, LLC	SRE Texas 10, LLC is an indirect subsidiary of Sonic Automotive, Inc.
109.	Sonic - Shottenkirk, LLC	Florida Limited Liability Company L21000105927		Pensacola Honda	5600 Pensacola Blvd. Pensacola, FL	MMR Holdings, LLC
110.	Sonic - Stevens Creek B, Inc.	California Corporation C0723787		Stevens Creek BMW Stevens Creek Pre-Owned Stevens Creek BMW Pre-Owned	4343 Stevens Creek Blvd. San Jose, CA 4333 Stevens Creek Blvd. San Jose, CA	SRE California - 7 SCB, LLC SRE California - 7 SCB, LLC	SRE California - 7 SCB, LLC is an indirect subsidiary of Sonic Automotive, Inc.
Schedule 7(f) - Page 21

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
111.	Sonic Advantage PA, LLC	Texas Limited Liability Company 803707771		Porsche of West Houston Audi West Houston Momentum Luxury Cars	11890 Katy Fwy. Houston, TX 11850 Katy Fwy., Houston, TX 15865 Katy Fwy. Houston, TX	SRE Texas - 2, LLC SRE Texas - 2, LLC	SRE Texas - 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
112.	Sonic Automotive - 3401 N. Main, TX, LLC	Texas Limited Liability Company 803707776		Ron Craft Chevrolet Ron Craft Cadillac Baytown Auto Collision Center	4114 Hwy. 10 E. Baytown, TX	CAR SON BAY, L.P.
113.	Sonic Automotive - 4701 I-10 East, TX, LLC	Texas Limited Liability Company 803712341		Baytown Ford	4110 Hwy. 10 E. Baytown, TX	CAR SON BAY, L.P.
114.	Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	South Carolina Corporation N/A		Century BMW Century MINI (Parking Lot) Century BMW Mini	2750 Laurens Rd. Greenville, SC 17 Duvall and 2758 Laurens Rd. Greenville, SC 2930-2934 Laurens Rd. Greenville, SC	MMR Holdings, LLC Brockman Real Estate, LLC SRE South Carolina - 2, LLC	SRE South Carolina - 2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
115.	Sonic Automotive Aviation, LLC	North Carolina Limited Liability Company 1320781
Schedule 7(f) - Page 22

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
116.	Sonic Automotive F&I, LLC	Nevada Limited Liability Company LLC8620-1999			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV	Nevada Speedway, LLC
117.	Sonic Automotive of Chattanooga, LLC	Tennessee Limited Liability Company 336188		BMW of Chattanooga	6806 E. Brainerd Rd. Chattanooga, TN	75 Pointe Centre Partners, LLC
118.	Sonic Automotive of Nashville, LLC	Tennessee Limited Liability Company 336186		BMW of Nashville MINI of Nashville BMW Certified Pre-Owned Nashville Parking	4040 Armory Oaks Dr. Nashville, TN 4010 Armory Oaks Dr. Nashville, TN 1572 Mallory Lane Brentwood, TN 37027	H.G. Hill Realty Company, LLC H.G. Hill Realty Company, LLC
119.	Sonic Automotive of Nevada, Inc.	Nevada Corporation C18014-1997
120.	Sonic Automotive of Texas, LLC	Texas Limited Liability Company 803712331
121.	Sonic Automotive Support, LLC	Nevada Limited Liability Company LLC19412-2003			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV	Nevada Speedway, LLC
Schedule 7(f) - Page 23

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
122.	Sonic Automotive West, LLC	Nevada Limited Liability Company LLC9139-1999			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV	Nevada Speedway, LLC
123.	Sonic Automotive-9103 E. Independence, NC, LLC	North Carolina Limited Liability Company 0470751		Infiniti of Charlotte Infiniti of Charlotte Parking Lot	9103 E. Independence Blvd. Matthews, NC 9009 E. Independence Blvd. Matthews, NC	MMR Holdings, LLC CAR SON CHAR L.L.C.
124.	Sonic Calabasas M, Inc.	California Corporation C2975101		Mercedes-Benz of Calabasas Parking	24181 Calabasas Rd. Calabasas, CA 91302 Parking lot north of and abutting above address containing 20,036 square feet, more or less 21800 Oxnard Street Woodland Hills, CA
Arthur D’Egidio and Assunta D’Egidio, as Trustees of the D’Egidio Trust dated May 13, 1985 and Maria A. D’Egidio, as Trustee of the D’Egidio Trust dated April 29, 1985
17401 Gresham St.
Northridge, CA 91325

City of Calabasas, California
26135 Mureau Rd.
Calabasas, CA 91302
Attn: City Manager

Ampco System Parking

125.	Sonic Development, LLC	North Carolina Limited Liability Company 483658
Schedule 7(f) - Page 24

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
126.	Sonic Divisional Operations, LLC	Nevada Limited Liability Company LLC26157-2004			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV	Nevada Speedway, LLC
127.	Sonic FFC 1, Inc.	Delaware Corporation 800516461
128.	Sonic FFC 2, Inc.	Delaware Corporation 800516469
129.	Sonic FFC 3, Inc.	Delaware Corporation 800516475
130.	Sonic Houston JLR, LLC	Texas Limited Liability Company 803707781		Jaguar Houston North Land Rover Houston North	18205 Interstate 45 N Houston, TX	SRE Texas - 1, LLC	SRE Texas - 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
131.	Sonic Houston LR, LLC	Texas Limited Liability Company 803707788		Land Rover Houston Central Jaguar Houston Central	7019 Old Katy Rd. Houston, TX 7025 Old Katy Rd. Houston, TX	Capital Automotive, LP SRE Texas - 7, LLC	SRE Texas - 7, LLC is an indirect subsidiary of Sonic Automotive, Inc.
Schedule 7(f) - Page 25

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
132.	Sonic Momentum B, LLC	Texas Limited Liability Company 803710696		Momentum BMW Momentum MINI (Momentum BMW/MINI Body Shop) Momentum BMW (West) Momentum BMW West - Parking Momentum Collision Center	10000 Southwest Fwy. Houston, TX 10002 Southwest Fwy. Houston, TX 9911 Centre Pkwy. Houston, TX 15865 Katy Fwy. Houston, TX 11777 Katy Fwy. Houston, TX	CARS CNI-2, LP CARS CNI-2, L.P. RMC AutoSonic BMWN, L.P. Kirkwood Partners, LP
133.	Sonic Momentum JVP, LLC	Texas Limited Liability Company 803707794		Jaguar Southwest Houston Land Rover Southwest Houston Momentum Volvo Momentum Porsche	10150 Southwest Fwy. Houston, TX 10155 Southwest Fwy. Houston, TX	CARS CNI-2, LP SRE Texas - 3, LLC	SRE Texas - 3, LLC is an indirect subsidiary of Sonic Automotive, Inc.
Schedule 7(f) - Page 26

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
134.	Sonic Momentum VWA, LLC	Texas Limited Liability Company 803707807
Momentum Volkswagen

Audi Central Houston Certified Pre-Owned Sales

Momentum Audi Back Lot (Storage)

Momentum Audi – Parking

Momentum Audi – Parking

Momentum Audi – Service Center

Momentum Audi – Parking Garage

Momentum Audi – Parking

Momentum Audi – Parking Garage

2405 Richmond Ave.
Houston, TX

2309 Richmond Ave.
Houston, TX

3717-3725 Revere St.
Houston, TX

2401 Portsmouth
Houston, TX

2211 Norfolk Street
Houston, TX

2120 Southwest Fwy.
Houston, TX

3131 Richmond Ave., Houston, TX

3120 Southwest Freeway, Houston, TX

3847 Farnham St, Houston, TX

2211 Norfolk St, Houston, TX

RMC Auto Sonic VWA, LP

RMC Auto Sonic VWA, LP

La Mesa Properties Limited

La Mesa Properties Limited

The Realty Associates Fund IX, LP

3131 Richmond, LLC and 3 Lot Pieces, LLC

Plaza at Audley, LLC

Eastern Diversified, LP

Norfolk Tower, LLC

135.	Sonic of Texas, Inc.	Texas Corporation 150782300
136.	Sonic Resources, Inc.	Nevada Corporation C24652-2001			7000 Las Vegas Blvd. N. Suite 200 Las Vegas, NV	Nevada Speedway, LLC
Schedule 7(f) - Page 27

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
137.	Sonic Santa Monica M, Inc.	California Corporation C2727452		W.I. Simonson (Service) (Parking) Parking Office Parts/Service
1626 Wilshire Blvd.
Santa Monica, CA

1330 Colorado Ave.
Santa Monica, CA

1215 – 17th St.
Santa Monica, CA

1415 Euclid & 1308 Santa Monica Blvd.
Santa Monica, CA

11766 Wilshire Blvd.
Santa Monica, CA

1301 Santa Monica Blvd.
Santa Monica, CA

1337 Euclid Street
Santa Monica, CA

17th & Wilshire Partnership

Investment Co. of Santa Monica

7R Apartments

Frances M. Rehwald, Trustee, Frances M. Rehwald Family Trust

Judith A. Richards, Trustee, Judity a. Richards Separate Property Trust

William J.S. Rehwald, Trustee, William J.S. Rehwald Separate Property Trust

Frances M. Rehwald, Judith a. Richards, William J.S. Rehwald, Trustees, Mary F. Rehwald Separate Property Trust

Ampco System Parking

Sully Three SM, LLC

Sully Three SM, LLC

Schedule 7(f) - Page 28

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
138.	Sonic Walnut Creek M, Inc.	California Corporation C2508517		Mercedes-Benz of Walnut Creek (Jensen Lease - Service) (Parking Lot) Parking Parking	1301 Parkside Dr. Walnut Creek, CA 1360 Pine St. Walnut Creek, CA 1300 Pine St. Walnut Creek, CA 2650 Cloverdale Avenue Concord, CA 2198 N. Main Street Walnut Creek, CA
Stead Leasing, Inc.

Peter C. Jensen, Trustee of the Peter Cole Jensen and Sharon A. Jensen Living Trust dated December 23, 1986

Testamentary Trust of Paul W. Muller

Robert M. Sherman

2002 Frederick D. Wertheim Revocable Trust

139.	Sonic – Buena Park H, Inc.	California Corporation C2356456		Buena Park Honda - Employee Parking Buena Park Honda – Main Parking Vehicle Storage	7697 Beach Blvd. Buena Park, CA 6411 Beach Blvd. Buena Park, CA 6841 Western Avenue Buena Park, CA 6291 Auto Center Drive Buena Park, CA	Abbott Investments Saltalamacchia Land Company Buena Park Masonic Temple Board Orange County Transportation Authority
140.	Sonic – Harbor City H, Inc.	California Corporation C2356454		Carson Honda	1435 E. 223rd St. Carson, CA	ENRI 2, LLC
Schedule 7(f) - Page 29

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
141.	Sonic-Integrity Dodge LV, LLC	Nevada Limited Liability Company LLC4879-1999
142.	SRE Alabama-2, LLC	Alabama Limited Liability Company 670-275
143.	SRE Alabama-5, LLC	Alabama Limited Liability Company DLL 691-622
144.	SRE Alabama 6, LLC	Alabama Limited Liability Company 373-154
145.	SRE California - 1, LLC	California Limited Liability Company 200202910110
146.	SRE California - 2, LLC	California Limited Liability Company 200202910111
147.	SRE California - 3, LLC	California Limited Liability Company 200202810141
148.	SRE California - 5, LLC	California Limited Liability Company 200203110006
Schedule 7(f) - Page 30

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
149.	SRE California - 6, LLC	California Limited Liability Company 200203110007
150.	SRE California - 7 SCB, LLC	California Limited Liability Company 201033410181
151.	SRE California - 8 SCH, LLC	California Limited Liability Company 201033510021
152.	SRE California - 9 BHB, LLC	California Limited Liability Company 201126410082
153.	SRE California 10 LBB, LLC	California Limited Liability Company 201413910313
154.	SRE California 11 PH, LLC	California Limited Liability Company 201715310091
155.	SRE Colorado - 1, LLC	Colorado Limited Liability Company 20021330518
156.	SRE Colorado - 2, LLC	Colorado Limited Liability Company 20021330523
Schedule 7(f) - Page 31

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
157.	SRE Colorado - 3, LLC	Colorado Limited Liability Company 20021330530
158.	SRE Colorado - 4 RF, LLC	Colorado Limited Liability Company 20141516951
159.	SRE Colorado - 5 CC, LLC	Colorado Limited Liability Company 201415486855	2876 Two Rivers Plaza Road Glenwood Springs CO
160.	SRE Florida - 1, LLC	Florida Limited Liability Company L00000006050
161.	SRE Georgia 4, LLC	Georgia Limited Liability Company 11091238
162.	SRE Georgia 5, LLC	Georgia Limited Liability Company 17028810
163.	SRE Georgia 6, LLC	Georgia Limited Liability Company 17078607
Schedule 7(f) - Page 32

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
164.	SRE Holding, LLC	North Carolina Limited Liability Company 0551475
165.	SRE Maryland - 1, LLC	Maryland Limited Liability Company 200162227
166.	SRE Nevada-2, LLC	Nevada Limited Liability Company LLC5021-2000
167.	SRE North Carolina -3, LLC	North Carolina Limited Liability Company 682833
168.	SRE North Carolina-2, LLC	North Carolina Limited Liability Company 682830
169.	SRE Ohio 1, LLC	Ohio Limited Liability Company 2146293
170.	SRE Ohio 2, LLC	Ohio Limited Liability Company 2146292
171.	SRE Oklahoma-2, LLC	Oklahoma Limited Liability Company 3500697105
Schedule 7(f) - Page 33

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
172.	SRE South Carolina - 2, LLC	South Carolina Limited Liability Company N/A
173.	SRE South Carolina - 3, LLC	South Carolina Limited Liability Company N/A
174.	SRE South Carolina - 4, LLC	South Carolina Limited Liability Company N/A
175.	SRE Tennessee - 1, LLC	Tennessee Limited Liability Company 390360
176.	SRE Tennessee - 2, LLC	Tennessee Limited Liability Company 390358
177.	SRE Tennessee - 3, LLC	Tennessee Limited Liability Company 390359
178.	SRE Tennessee 6, LLC	Tennessee Limited Liability Company 797947
Schedule 7(f) - Page 34

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
179.	SRE Tennessee 7, LLC	Tennessee Limited Liability Company 959852
180.	SRE Tennessee 8, LLC	Tennessee Limited Liability Company 1082886
181.	SRE Tennessee-4, LLC	Tennessee Limited Liability Company 450279
182.	SRE Tennessee-5, LLC	Tennessee Limited Liability Company 450278
183.	SRE Texas - 1, LLC	Texas Limited Liability Company 803712346
184.	SRE Texas - 2, LLC	Texas Limited Liability Company 803712368
185.	SRE Texas - 3, LLC	Texas Limited Liability Company 803712408
Schedule 7(f) - Page 35

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
186.	SRE Texas - 4, LLC	Texas Limited Liability Company 803712412
187.	SRE Texas - 5, LLC	Texas Limited Liability Company 803712417
188.	SRE Texas - 6, LLC	Texas Limited Liability Company 803712425
189.	SRE Texas - 7, LLC	Texas Limited Liability Company 803712430
190.	SRE Texas - 8, LLC	Texas Limited Liability Company 803712434
191.	SRE Texas 10, LLC	Texas Limited Liability Company 801675082
192.	SRE Texas 11, LLC	Texas Limited Liability Company 801723757
Schedule 7(f) - Page 36

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
193.	SRE Texas 12, LLC	Texas Limited Liability Company 801807250
194.	SRE Texas 13, LLC	Texas Limited Liability Company 802180003
195.	SRE Texas 14, LLC	Texas Limited Liability Company 802402987
196.	SRE Texas 15, LLC	Texas Limited Liability Company 802570108
197.	SRE Texas 16, LLC	Texas Limited Liability Company 802852214
198.	SRE Texas 17, LLC	Texas Limited Liability Company 803572496
199.	SRE Texas 9, LLC	Texas Limited Liability Company 801419276
Schedule 7(f) - Page 37

No.	I. Name	II. Jurisdiction of Formation/ Form of Equity/I.D. Number	III. Address of Chief Executive Office	IV. Trade Names, Trade Styles, Fictitious Names and “d/b/a” Names (if blank, none}	V. Collateral Locations (if blank, none)	VI. Name of Owner of Collateral Location (if blank, Grantor is owner of Collateral Location listed in V, if any)	VII. Relationship of Persons listed in VI to Grantor (e.g., lessor, warehousemen)
200.	SRE Virginia - 1, LLC	Virginia Limited Liability Company 5050246-0
201.	SRE Virginia - 2, LLC	Virginia Limited Liability Company S1012154
202.	Town and Country Ford, Incorporated	North Carolina Corporation 148959		Town and County Ford	5401 E. Independence Blvd. Charlotte, NC	SRE North Carolina-2, LLC	SRE North Carolina-2, LLC is an indirect subsidiary of Sonic Automotive, Inc.
203.	TT Denver, LLC	Colorado Limited Liability Company 20131462193			500 E. 104th Ave Thornton, CO 10330 Grant Ave Thornton, CO 80229 10401 E. Arapahoe Rd Centennial, CO 9575 E. 40th Ave. Denver, CO 80230	TTRE CO 1, LLC TTRE CO 1, LLC TTRE CO 1, LLC	TTRE CO 1, LLC is an indirect subsidiary of Sonic Automotive, Inc.
204.	TTRE CO 1, LLC	Colorado Limited Liability Company 20131504490

Schedule 7(f) - Page 38

Schedule 9(e)
INVESTMENT PROPERTY
1.North Point Imports, L.L.C. (50% noncontrolling joint venture interest with unrelated party)
2.Restricted Equity Interests (as defined in the Escrow and Security Agreement)
Schedule 9(e)

Schedule 9(i)
COMMERCIAL TORT CLAIMS
TEXAS

Sonic Automotive, Inc., et al. v. Goree Architects, Inc., et al.

Lawsuit filed in the District Court of Harris County, Texas (Cause No. 2017-18953) by Plaintiffs Sonic Automotive, Inc., Sonic Development, LLC, SRE Texas 9, LLC and Sonic Momentum VWA, LLC against Defendants Goree Architects, Inc., Steve Wier, Inc., Structural Consultants Associates, Inc. dba SCA Consulting Engineers, QC Laboratories, Inc. and MTEC Companies, Inc., alleging breach of contract and negligence against the Defendants in connection with various aspects of the planning, designing and construction of the Audi Central dealership building that has caused Plaintiffs to suffer damages to which Plaintiff now seeks monetary relief in excess of $1,000,000.00.
Schedule 9(i)